UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: January 31, 2018

Date of reporting period: January 31, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

ANNUAL REPORT

HANCOCK HORIZON FAMILY OF FUNDS

JANUARY 31, 2018

Burkenroad Small Cap Fund

Diversified Income Fund

Diversified International Fund

Dynamic Asset Allocation Fund

International Small Cap Fund

Louisiana Tax-Free Income Fund

Microcap Fund

Mississippi Tax-Free Income Fund

Quantitative Long/Short Fund

U.S. Small Cap Fund

The Advisors’ Inner Circle Fund II

Hancock Horizon Family of Funds	January 31, 2018

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter

Dear Shareholder,

In January, we celebrated the amazing career of Hancock Horizon Fund manager and Chief Investment Strategist, John Portwood. After 20 years with our organization and over 50 years of asset management experience, John announced his retirement. Words can’t accurately describe the impact he has made on our team and shareholders. John’s tremendous knowledge of market and economic history combined with his passion for investing have clearly made our team better. We are very grateful for his many years of service and the knowledge he has shared with us. While John has officially retired, he is not going away completely as he will be continuing to work with our organization as a consultant. Thank you John!

Strong Markets with Little Volatility

It was a great year for market participants as almost all major market indices advanced double digits. Equally impressive was the lack of volatility persistent during the year. Through January 2018, the S&P 500 produced positive results for 15 months in a row and the VIX, a measure of market volatility, reached an all-time low in November. While U.S. markets were strong, the international markets were the big winners for the year ended January 31, 2018. The Hancock Horizon Diversified International Fund was in the top 27% (Institutional Class Shares) and the top 30% (Investor Class Shares) of Morningstar’s Foreign Large Blend category (among 758 funds). The Fund’s Institutional Class (HHDTX) gained 29.35% which was in line with the benchmark the MSCI All Country World ex-US Index being up 29.68% for that time period. The international small cap space performed even better with our International Small Cap Fund Institutional Class (HICIX) gaining 33.27% versus the benchmark S&P Developed ex-US Small Cap Index’s return of 34.16% for the year ending January 31, 2018.

Four Star Funds

As of January 31, 2018 the Burkenroad Small Cap received an overall 4-star Morningstar rating among 650 small cap blend funds and the Quantitative Long/Short Fund also received an overall 4-star Morningstar rating among 198 long-short equity funds.

Quantitative Long/Short Fund Fee Reduction

In an effort to continue to offer competitive priced Funds, in May, we reduced the Quantitative Long/Short Fund management’s fee to 0.80% on average daily net assets for the first $500 million, 0.75% for the next $500 million, and 0.70% for assets over $1 billion. The previous fee had a base of 1.20% of the Fund’s average daily net assets for the first $500 million in assets, 1.15% of the Fund’s average daily assets for the next $500 million and 1.10% of the Fund’s average daily net assets over $1 billion, and a potential performance adjustment of 0.40% of the Fund’s average daily net assets during the 12-month period ending on each monthly Performance Adjustment calculation date. We believe this fee reduction and the elimination of the performance adjustment will make the Fund more attractive to investors and more competitive compared to peers.

As the Hancock Horizon Funds look to the future, we plan to continue our focus on more niche investment styles that we believe we can provide superior investment management skill and performance. We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to serving your future investment needs.

Sincerely,

David Lundgren, CFA

Chief Investment Officer

January 31, 2018

Disclosures

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com

Mutual fund investing involves risk including loss of principal.

There is no guarantee the Funds will meet their stated objectives. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as investment research. With short sales, you risk paying more for a security than you received from its sale. Short sales losses are potentially unlimited and the expenses involved with the shorting strategy may negatively impact the performance of the fund.

Smaller companies typically exhibit higher volatility. Products of companies in which Funds invest may be subject to severe competition and rapid obsolescence.

There is no guarantee risk can be managed successfully.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Whitney Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Whitney Bank or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

About Morningstar

© 2018 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. As of January 31, 2018, the Hancock Horizon Burkenroad Small Cap Fund received an overall Morningstar Rating of 4 stars for the Institutional Class Shares. The Hancock Horizon Burkenroad Small Cap Fund was rated against 650 Small Blend Funds over a three-year period, 557 over a five-year period, and 400 over a 10-year period and received 3, 3 and 5 stars for the Institutional Class Shares. As of January 31, 2018, the Hancock Horizon Burkenroad Small Cap Fund Investor Class Shares received 3 stars for the three-year period, 2 stars for the five-year period and 5 stars for the 10-year period. As of January 31, 2018, the Hancock Horizon Quantitative Long/Short Fund received an overall Morningstar Rating of 4 stars for the Institutional Class Shares and the Investor Class Shares, and was rated against 198 long-short equity funds over a three-year period and 106 over a five-year period. The Fund received 3 and 4 stars over those time periods. Other share classes may have different investment minimums and rankings.

The Burkenroad Small Cap Fund Investor Class Shares one-year, five-year, 10-year return and annualized inception to date return as of December 31, 2017 was 10.36%, 12.74%, 10.59% and 11.68%, respectively. Gross expense ratio for the Investor Class Shares from the most recent prospectus is 1.39%.

The Quantitative Long/Short Fund Investor Class Shares one-year, five-year and annualized inception to date return as of December 31, 2017 was 7.66%, 8.56% and 5.61%, respectively. Gross expense ratio for the Investor Class Shares from the most recent prospectus is 1.50%.

Economic Overview and Investment Outlook

2017 Review

Market participants were likely popping champagne corks as we brought in 2018 as there was much to celebrate about 2017. Here is a quick recap of some of the highlights:

•

Almost all major market indices posted double digit gains. Of note, the S&P 500 advanced 21.8%, while the Russell 2000, an indicator for small cap stocks moved up 14.6%. International stocks, regardless of segment all posted gaudy gains: the MSCI EAFE, an index for stocks of developed countries, 25.7%; the MSCI All Country World Index (ACWI) ex the U.S., 27.8%; and the MSCI Emerging Market Index, 37.6%.

•

For the first time ever, the S&P 500 was positive for every month during a calendar year while also marking all-time highs over 60 times during the year. It also marked the 14th consecutive month of gains and 9th consecutive positive quarter. This streak also continued in January 2018.

•	Results aren’t in yet, but S&P 500 earnings for 2017 are expected to be up a healthy 12-14% over 2016 earnings.

•	Market volatility was also low as the VIX — a widely followed indicator of market volatility reached an all-time low in November.

•

The economy was healthy. It is expected that 4th quarter GDP will be near 3%, marking the 3rd consecutive quarter of solid growth. Consumer confidence, consumer net worth, and the unemployment rate all reached multi-year bests.

•	Lastly, on December 22nd, President Trump signed into law one of the largest pro-growth tax reform legislation in decades.

What a year!

2018 Outlook

Interest Rates and the Fed

The strong stock market and improved economy of 2017 allowed the Federal Reserve to stick to its plan of moving short-term rates back towards ‘normal’, whatever they believe that might be. According to plan, the Fed hiked rates three times in 2017 and barring an unexpected disruption to economic growth they are expected to tighten two to three more times in 2018. After spending almost 8 years at near zero interest rates, it’s hard to think of Fed Fund rates above 2%, but the market believes with a 60% probability that on December 31, 2018 that’s where we will be. The short end of the yield curve is heavily influenced by Fed and, as a result, two year treasury and three year treasury yields both reached yields not seen since 2008. The 2-year U.S. Treasury closed the year at almost 1.9% up from 1.2% to start the year; while the 3-year U. S. Treasury closed the year at almost 2.0% up from 1.5% to start the year. Obviously, the market has priced in future Fed tightening into the prices (yields) of these short-term securities, but if the Fed executes on what is expected and economic growth remains relatively healthy, look for continued pressure upward on yields for the short end of the curve as we move further into 2018. Also of note, a change of leadership has occurred as Janet Yellen’s term as Federal Reserve Chairperson expired and she was replaced by Jerome Powell. In terms of approach and philosophy towards monetary policy, not much change is anticipated from the transition from Yellen to Powell. One of the major differences between the two is believed to be their thoughts on the banking system. While likely keeping many of the ‘core reforms’ of Dodd Frank in place,

January 31, 2018

many believe Powell will be more likely to loosen some of the rules placed on small banks today as well as revise some of the trading rules on big banks.

One of the mysteries that economists have yet to fully figure out is that despite a very tight labor market and generally stronger economic growth, inflation has been for the most part, subdued. While yields for short-term securities are influenced by the Fed, it is believed that for longer-term securities, expected inflation is a primary influencer of changes in yields. After the election and early in 2017, the 10-year U.S. Treasury certainly indicated inflation was on the horizon as yields jumped from below 1.8% before the election to 2.6% some 6 weeks later. But as the year progressed and inflation was a no-show, yields fell in a trading range for most of the year between 2.1% and 2.4%, eventually closing the year at near 2.4%. As far as where we go from here, we believe there will be an upward trend for longer-term rates as benchmarked by the 10-year U.S. Treasury. The aforementioned tax reform combined with continued relative accommodative global monetary policy should lend itself to an environment of better growth and an expectation of inflation. Given that, we think there is a high probability that we test 3% during 2018. The one caveat that keeps a lid on yields and likely prevents movement far above 3% is the continued low rate environment that exists amongst developed countries across the globe. France, Germany, Sweden, Netherlands, and Japan all offer yields less than 1% for 10-year government debt. Switzerland has negative yields. Even Italy, Spain and Portugal, each with their own specific credit concerns, offer yields on 10-year debt less than the comparable U.S. Treasury. If these lower rates persist, they will act as ‘gravity force’ on the ability of U.S. rates to climb higher, but we still think they will albeit in gradual small steps.

Stock Market

Regardless of your feelings about President Trump and the Republican Party, the market has responded positively to the passage of tax reform, and a kinder regulatory environment for business. The S&P 500 is up nearly 30% in the current advance since the election to January 31, 2018. How much of that market advance can be directly attributed to tax and regulatory reform is obviously up for debate. One of the old adages in the business is ‘buy the rumor, sell the news’ meaning that the market generally prices in what it expects to happen in advance of it actually happening. Tax reform has been discussed since the day after the election and despite some of the ineptitude displayed by our political leaders; it shouldn’t come as a shock that it actually happened. Therefore, one has to think some of the benefits of tax reform and regulatory relief have already been captured in the recent market advance.

So after a fantastic 2017, can we start chilling the champagne for 2018? There are actually plenty of reasons to be bullish. New tax rates for corporations should result in less money for Uncle Sam and more for company bottom lines potentially leading to double digit earnings growth for 2018 compared to 2017. Business confidence is high and hopefully this translates over to wage growth and business investment opposed to recent favorite uses of cash by public corporations — buybacks and dividends. Deregulation is also a contributor to renewed business confidence and that should increase the velocity of money which should benefit risk assets

Economic Overview and Investment Outlook (concluded)

such as stocks. And lastly, momentum is strong and the technical picture is positive at least for the early part of 2018. Big years (20%+) like 2017 have historically been followed by good years for the market because of the momentum and exuberance of the rally.

While everything sounds rosy, we aren’t doing our job if we don’t offer some words of caution. When reviewing the highlights of 2017 above, astute investors may have noted that the price of the S&P 500 grew at about a 20% rate, while earnings of S&P 500 companies are expected to grow at a more moderate pace. Unfortunately, the market price has grown at a rate higher than the market’s earnings for a good part of the rally since the 2009 low, leading to valuations (P/E) that are clearly on the higher end of long-term averages. Valuation levels alone historically have been a poor indicator of short-term performance. And given the current market momentum, high valuation levels can easily lead to even higher valuation levels. But over longer periods of time, reversion to the mean almost always occurs. The great difficulty is identifying the when and the how much. The important thing is not to get lulled into complacency and to understand that the ‘only goes up with little volatility’ market of 2017 is not reality.

Risk? What Risk? Complacency is Alive and Well

Many investment advisors, including ourselves, build portfolios that strive to not only produce returns, but to also manage risk. And the truth is that recently, no one has been rewarded for managing risk. The stock market has moved up with little to no volatility. There have only been four market corrections of 10% or more over the last eight plus years. And those corrections were all rather tame and short lived. And yes, as horrific as the market correction was during the financial crisis, the stock market recovery has been even more exceptional. Bonds serve several purposes in a portfolio — capital preservation, income, and an offset to volatility that may be experienced in the stock market. But when the Dow adds what seems like 100 points a day, the normal human reaction is — why bother? Everyone hates bonds until the stock market gives them a reason not to.

While the last few quarters of economic growth are improved and very welcomed, we remain in one of the weakest recoveries in history. The economy remains fragile and the amount of public and private debt as a percent of GDP is concerning and at some point has the potential to stifle growth. I mention this because it is important to remember that over the long term most risk assets and their returns are closely correlated to economic growth. However, these gloomy facts are not necessarily a warning about stocks. We have always believed that stocks are an important component of any investment portfolio, and simply want to provide a reminder that markets and economies typically work in cycles. We are hopeful and optimistic that 2018 will be a good year and investment portfolios should match the risk tolerances of their owners. Cheers to a prosperous 2018!

David Lundgren

Chief Investment Officer

The Hancock Horizon Funds Investment Philosophy (Unaudited)	January 31, 2018

High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds.

Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that could ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the coming year.

With a high-quality, value-conscious and disciplined investment approach, it naturally follows that risk management is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

Management’s Discussion of Fund Performance (unaudited)

The Burkenroad Small Cap Fund seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

Horizon Advisers intends to utilize Tulane University’s Burkenroad Reports as a source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

At January 31, 2018, common stocks represented 97.9% of the Fund’s assets. The Burkenroad Fund’s largest holdings were in Consumer Discretionary and Financial stocks, while Telecommunications and Utilities stocks accounted for no or minimal exposure.

The Burkenroad Fund’s return for the past year for the period ended January 31, 2018 was 13.79%, 13.61% and 13.40% for Institutional Class, Investor Class and Class D, respectively. These results fell short of the Fund’s benchmark, the Russell 2000 Index, which returned 17.18% for that same period. Long- term performance remains outstanding. According to Lipper, there are 267 small cap core funds that have performance history back to December 31, 2001, the Fund’s inception date. And of those Funds, Burkenroad Small Cap Investor Class ranks #2 and Class D ranks #5 for that time period.

For the most recent 12 months, difficult performance in small cap Energy stocks hampered the Fund’s performance. Small cap Energy stocks were down nearly 20% for that time period and was the only Russell 2000 sector with negative results. The Fund’s overweight for Energy was mostly responsible for the difference in return relative to its benchmark. An underweight in Health Care was also detrimental to relative performance. Despite the difficult 12 month relative performance, stock selection provided a boost. Stock selection was particularly good in Consumer Discretionary, Consumer Staples, and Industrials. Selection within Health Care and Information Technology proved difficult.

Our unique regional approach to investing produced recent relative performance below our expectations and less appealing than our longer-term results. However, we remain confident that our approach is sound and that the demographics and economics of the Gulf South remain attractive for investment. Additionally, the recent rebound in oil prices provide hope that Energy stocks will continue to rebound from their multi-year lows and provide a boost to performance going forward.

We have seen tremendous growth in assets over the years and have also achieved great success in investment performance. We appreciate our shareholders confidence in us to manage their assets and look forward to many more years of shared success.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

January 31, 2018

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

The Hancock Horizon Burkenroad Small Cap Fund Investor Class Shares and Class D Shares were ranked by Lipper on the basis of total returns in the Small-Cap Core category for 1, 5, 10 and 15 year periods ended January 31, 2018. The Investor Class Shares ranked 644 out of 1001 for 1 year, 490 out of 707 for 5 years, 24 out of 511 for 10 years, and 9 out of 303 for 15 years. Class D Shares ranked 659 out of 1001 for 1 year, 516 out of 707 for 5 years, 32 out of 511 for 10 years, and 15 out of 303 for 15 years.

Past performance is no guarantee of future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Burkenroad Small Cap Fund, Institutional Class Shares, Investor Class Shares or Class D Shares, versus the Russell 2000 Index and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares*	13.79%	n/a	n/a	n/a	17.71%
Investor Class Shares	13.61%†	11.60%	11.60%	11.48%	11.75%
Class D Shares	13.40%	11.34%	11.34%	11.21%	11.51%
Russell 2000 Index	17.18%	12.12%	13.33%	9.76%	8.98%

For periods ended January 31, 2018. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2001.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Institutional Class Shares commenced operations on May 31, 2016. Returns shown on the graph, prior to inception date, are based on Investor Class Shares.

† Includes the impact of a reimbursement to the Fund, which enhanced performance for the year ended January 31, 2018 by 0.05%.

January 31, 2018

Top Ten Equity Holdings

Percentage of Total Investments
Rush Enterprises, Cl A	1.8%
Saia	1.7%
Universal Insurance Holdings	1.7%
MasTec	1.7%
TopBuild	1.6%
RealPage	1.6%
McDermott International	1.6%
International Bancshares	1.6%
Ruth’s Hospitality Group	1.6%
Synovus Financial	1.6%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Diversified Income Fund (the “Fund”) seeks to maximize current income, and secondarily long-term capital appreciation using a multi-asset class portfolio structure. As of January 31, 2018, stocks and income producing securities represented 96.5% of the Fund’s Net Assets. The Fund was invested in six asset categories chosen for their ability to produce consistent levels of income.

In descending order the largest weighting was in high yield bonds, followed by preferred stocks, master limited partnerships, dividend paying stocks, real estate investment trusts, and dividend paying stocks.

The Hancock Horizon Diversified Income Fund’s performance for the past year ended January 31, 2018 was 3.64% for the Institutional Class Shares, 3.38% for the Investor Class Shares, and 2.61% for the Class C Shares. The Fund fell short of a benchmark consisting of a 50% weighting in the Dow Jones U.S. Select Dividend Index and 50% Bloomberg Barclays Intermediate Aggregate Bond Index, which returned 8.23%. The reason for the shortfall is the much lower exposure to stocks within the Fund.

The Fund continued to have a superior dividend to the benchmark which is in line with the Fund’s primary investment objective.

Virtually all of the Fund’s asset categories performed positively for the year with the exception of the MLP allocation (Master Limited Partnerships), which resides in the Energy sector. The price of oil was range bound but still volatile, along with rising interest rates which have a direct effect on MLP pricing.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

A company may reduce or eliminate its dividend, causing losses to the fund.

January 31, 2018

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified Income Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus a 50/50 Hybrid of the Dow Jones U.S. Select Dividend Index & Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, the Dow Jones U.S. Select Dividend Index, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, and the Lipper Flexible Portfolio Funds Classification

The Dow Jones U.S. Select Dividend Index represents U.S. dividend paying companies that have non-negative historical dividend per share growth rate, a five year dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three month average daily trading volume of 200,000 shares.

The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Lipper Flexible Portfolio Funds Classification is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	3.64%	1.37%	2.10%	2.79%
Investor Class Shares	3.38%	1.13%	1.86%	2.55%
Class C Shares	2.61%	0.35%	1.09%	1.79%
50/50 Hybrid of the Dow Jones U.S. Select Dividend Index and Bloomberg Barclays Intermediate U.S. Aggregate Bond Index	8.23%	6.60%	8.13%	8.08%

For periods ended January 31, 2018. Past performance is not predictive of future performance. Fund commenced operations on September 26, 2012.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments
Wells Fargo	1.1%
eBay	1.0%
Bank of America	1.0%
Teekay LNG Partners	1.0%
Entergy Utility Group	1.0%
United States Cellular	1.0%
DDR	1.0%
Public Storage	0.9%
TCF Financial	0.9%
Costamare	0.9%

January 31, 2018

At January 31, 2018, the Hancock Horizon Diversified International Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-UK), which represents nearly half of the Fund’s allocation, and Asia (ex-Japan), which represents a quarter of the Fund’s overall common stock investments. The Fund’s largest sector exposures were in Financials, Health Care, and Consumer Discretionary. The Fund’s returns for the year ended January 31, 2018 were 29.35% for the Institutional Class, 29.00% for the Investor Class, and 28.02% for the C Class. The Fund posted a strong absolute return and was in line with the benchmark, the MSCI ACWI ex-U.S. Index, which returned 29.68% during this time period. For the year ended January 31, 2018, international equity markets outperformed the returns of the U.S. equity market as valuation levels looked relatively more attractive and renewed optimism surrounding some of the fasted growing developing markets attracted investors.

European markets continued to rebound due to improving economic performance on the back of the lowest unemployment rate in the region since 2009, and third quarter GDP rose 0.6%. The European Central Bank (ECB) maintained a negative deposit rate at -0.4%, consistent with the last six quarters, and stated that it is open to extending growth-stimulating measures if necessary. In October, the ECB announced that its current bond repurchase program would remain until September of next year, contrary to earlier statements that it would end all quantitative easing measures by the end of 2017. However, it did continue to taper its monthly bond repurchases, lowering them to €30 billion from €60 billion. The Chinese economy grew at an annual rate of 6.8% in the third quarter, and the MSCI China

Index was one of the strongest performing countries during the period. Steel exports and steel production were credited for the growth boost, although property investment was still a solid contributor. MSCI is planning to include companies incorporated in the Chinese mainland into the MSCI Emerging Markets Index starting in June of next year. Because access to Chinese mainland stocks remains a major challenge for investors, MSCI is targeting a very small percentage even though China is the largest emerging market in the world. In Brazil, the country’s GDP grew by an annualized rate of 1.4%, the third consecutive quarter of growth and the largest since the first quarter of 2014 as the country continued to recover from its record-setting recession. Lower interest rates, higher household spending and an improving political environment encouraged investors, as the benchmark MSCI Brazil Index was also among the top performing in the period ended January 31, 2018.

The greatest impact on the Fund’s performance for the year was positive stock selection in most economic sectors and most geographic regions. From an allocation perspective, the fund’s underweight to Japan and a relative overweight to Europe (ex UK) provided an additional tailwind to performance while a relative underweight to Financials and Health Care detracted from performance.

Contributing to performance during the period, based in Madrid, Amadeus is a leading transaction processor for the global travel and tourism industry. The company’s Global Distribution Segment provides searchable access for flight and hotel availability to travel agents and websites like Expedia. Amadeus also acts as an external technology solutions source, scaling its network and infrastructure to meet client

Management’s Discussion of Fund Performance (unaudited) (continued)

needs. Total air bookings continue to outpace the overall travel industry, aided by the company’s enhancements in its competitive position. The company continues to expand its market share in large distribution areas like North America. As a result of attracting more customers and growing market share, shares were up 71% during the period ended January 31, 2018. The company’s historically consistent track record of revenue and profitability growth, as well as prudent deployment of capital, provides continuing opportunities for earnings growth and market share expansion. Additionally, Amadeus continues to trade at a discount to industry peers on an earnings multiple basis. Also a contributor in the quarter, Shanghai Fosun Pharmaceutical is a leading healthcare company in China. The bulk of the company’s revenue is generated by manufacturing both generic drugs as well as Chinese traditional medicines. Stemming largely from political rhetoric in the US and questionable business practices by a few large global drug makers, the healthcare sector was broadly discounted in 2016. However, Fosun remained relatively insulated from the pessimism surrounding drug pricing as the local traditional medicines it produces drove revenues ahead of consensus. The stock had similar success in 2017 as healthcare valuations rebounded and investors paid closer attention to individual companies with defensible products. Fosun continued its strong performance, adding 76% in the period ended January 31, 2018. With a deep pipeline of patented drugs and a vast array of first generation generic drugs, Fosun has been, and is expected to continue taking market share from less innovative regional competitors. Also, the company trades at a price to earnings ratio in the mid-teens, which represents an attractive discount compared to its peers in more developed countries.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

January 31, 2018

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified International Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus the MSCI ACWI ex-U.S. Index, and the Lipper International Multi-Cap Growth Classification

The MSCI ACWI ex-U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

Lipper International Multi-Cap Growth Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to MSCI EAFE Index.

The MSCI Emerging Markets Index is designed to measure equity market performance in global emerging markets. It is a float-adjusted market capitalization index that consists of indices in 23 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The MSCI EAFE Index is a stock market index serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australia and Southeast Asia.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	29.35%	9.16%	5.44%	7.26%
Investor Class Shares	29.00%	8.85%	5.15%	6.98%
Class C Shares	28.02%	8.08%	4.39%	6.19%
MSCI ACWI ex-U.S. Index	29.68%	9.85%	7.11%	6.53%

For periods ended January 31, 2018. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings(1)

United Kingdom	8.9%
United States	7.5%
Japan	7.4%
France	6.7%
Switzerland	6.0%
Norway	6.0%
Taiwan	5.5%
Austria	5.1%
Netherlands	4.8%
India	4.7%
Hong Kong	3.7%
South Korea	3.1%
Germany	3.1%
Brazil	3.0%
China	3.0%
Spain	2.8%
Singapore	2.6%
Canada	2.5%
Panama	2.3%
Italy	1.9%
Ireland	1.8%
Mexico	1.4%
Colombia	1.4%
Sweden	1.2%
Turkey	1.1%
Australia	1.0%
Czech Republic	0.8%
Indonesia	0.7%
100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding and the Federated Government Obligations Fund).

Top Ten Equity Holdings

Percentage of Total Investments
Amadeus IT Group, Cl A	2.7%
ICON	2.6%
HDFC Bank ADR	2.4%
DNB	2.4%
Denso	2.3%
Novartis ADR	2.2%
Carnival	2.2%
Diageo	2.2%
Taiwan Semiconductor Manufacturing	2.1%
ICICI Bank ADR	2.0%

January 31, 2018

The Hancock Horizon Dynamic Asset Allocation Fund (the “Fund”) seeks long-term capital appreciation. The Fund aims to manage volatility and enhance total portfolio returns by identifying and investing in trends of at least 20 asset classes. The strategy follows a systematic approach that rebalances periodically by purchasing exchange traded securities displaying positive trends and selling assets that exhibit negative trends.

As of January 31, 2018, the Fund had an above average risk relative allocation with roughly 45% in equities, 30% in alternative investments, 24% in fixed income, and the remaining in money markets. The largest holdings included the iShares Emerging Market ETF (9.2%) and the iShares Core S&P 500 ETF (13.1%), based on Net Assets as of January 31, 2018.

The Fund’s Institutional Class Shares had a strong 12 months ended January 31, 2018 returning 14.15%. The Investor Class Shares returned 13.86% and the Class C Shares returned 13.04%. A balanced index of 50% MSCI ACWI Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index returned 14.22% over the same time period. The Fund’s allocation was able to add risk exposure during a bull market in equities and continued to remain underweight to fixed income assets.

Diversification and an above average risk tolerance allowed for another year of strong performance during 2017. A large exposure to equities, both domestic and foreign, added positively to performance as stocks throughout the world experienced robust returns. In addition to equity markets, commodities and international real estate boosted performance in the second half of the year. The largest detractors to performance occurred in the first half of the year in MLPs and commodities, when oil prices declined again. Additionally, exposure to fixed income and interest rate sensitive securities weighed on returns as they lagged far behind riskier assets.

The Fund was able to capture positive trends in risk assets as the strategy — performed in line with the balanced index and a majority of its competitors for the year ended January 31, 2018. The strategy will continue to invest across the asset class spectrum in an effort to meet its long-term investment objectives.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

Diversification does not ensure a profit or guarantee against a loss.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Dynamic Asset Allocation Fund, Institutional Class Shares, Investor Class Shares or Class C Shares versus a 50/50 Hybrid of the MSCI ACWI Index and the Bloomberg Barclays U.S. Aggregate Bond Index, MSCI ACWI Index, Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Classification

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The Lipper Flexible Portfolio Funds Classification is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized Inception to Date
Institutional Class Shares	14.15%	4.50%
Investor Class Shares	13.86%	4.21%
Class C Shares	13.04%	3.48%
50/50 Hybrid of MSCI ACWI Index and Bloomberg Barclays U.S. Aggregate Bond Index	14.22%	6.25%

For periods ended January 31, 2018. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

January 31, 2018

At January 31, 2018, the Hancock Horizon International Small Cap Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-U.K.), Japan, and Asia (Ex-Japan), which combined represented 78% of the Fund’s common stock investments. The Fund’s largest sector exposures were in Industrials, Consumer Discretionary, Materials, and Real Estate. The Fund’s return for the year ended January 31, 2018, was 33.27% for the Institutional Class Shares, 32.87% for the Investor Class Shares, and 32.97% for the Class C Shares. The Fund performed in-line with the benchmark, the S&P Developed Ex-U.S. SmallCap Index (the “Index”), which returned 34.16% during this period.

The equity markets across the globe demonstrated strong returns in calendar year 2017 and non-U.S. equities outperformed U.S. equities as the MSCI ACWI ex. U.S. Index returned 27.77% and the S&P 500 Index returned 21.83%. This was a change from 2016, when most U.S. equity indices outperformed. Major themes in 2017 propelling stocks were synchronized global economic improvement, especially in Europe, the global reflation thesis, and growth in corporate profitability. At the end of 2017, many indices were at all-time highs and valuations were extended.

As discussed in 2016’s Annual Report, the value rally was mainly caused by macro events, such as the rebound in energy stocks and the ascendance of financial stocks in expectation of higher interest rates. During the first quarter of 2017, this deep value rebound subsided and high-quality stocks outperformed. Of note, growth and momentum factors regained some traction in the Index. This environment started to favor companies with solid fundamentals that were in a superior peer-relative position to expand their businesses and increase profits and more than one market research report proclaimed that “Goldilocks is back”. However, the sudden sell-off on June 9th offered a reality check to that sanguine view. From June 10th through the end of the month, value factors rebounded and led performance. The brief stock market gyration indicated that, even as the market continued to climb, investors became increasingly uneasy about stretched valuations.

During the second half of 2017 and into January 2018, developed markets performed impressively, despite various natural disasters and heightened geopolitical tensions with North Korea. Investors were apparently encouraged by improving global economic conditions, the ongoing recovery in energy, and the potential for tax reform in the United States. In the third quarter of 2017, we had concerns that we might be due for an equity market correction; however, if earnings came in high, current valuations would prove more rational. In terms of the Fund, a higher percentage of holdings which reported better-than-expected earnings reports continued to materialize and expected growth and relative value factors were the dominant groups in the fourth quarter favoring our investment process. This closed out a strong calendar 2017 with the Institutional Class Shares up 33.80% vs. 32.37% for the Index. The Investor Class Shares were up 33.55% for Calendar 2017.

For the fiscal year ended January 31, 2018, from a country perspective, we outperformed in the United Kingdom, Japan, Hong Kong, and France, but

Management’s Discussion of Fund Performance (unaudited) (continued)

suffered in Germany, Norway, South Korea, and Finland. On the sector level, we did well in Consumer Discretionary, Materials, Consumer Staples, Energy, Industrials, and Real Estate, while Financials, Health Care, Information Technology, and Telecommunications Services were detractors. Consumer Discretionary was the strongest return contributor by a factor of 3. Within this sector, Games Workshop Group PLC, U.K., a developer of tabletop war games, was up 35% in December alone after management increased first-half 2017 earnings estimates. Also, in Japan, DD Holdings Co., Ltd. was up 72% in October after they reported strong 1st half-year earnings results. They successfully executed on both location expansion and menu upgrades. The Fund did not keep pace with the returns in the Financials and Energy sectors, the two best performing sectors in 2017 for the Index. In Finance, Aurelius Equity Opportunities, SE & Co KGaA and Alaris Royalty Corp hurt performance. In Health Care, Probi AB and Australian Pharmaceutical Industries Ltd. were detractors.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

January 31, 2018

Comparison of Change in the Value of a $10,000 Investment in the Hancock International Small Cap Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus the S&P Developed ex-U.S. Small Cap Index and the Lipper International Small/Mid-Cap Growth Funds Classification

The S&P Developed ex-U.S. Small Cap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

The Lipper International Small/Mid-Cap Growth Funds Classification invests at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized Inception To Date
Institutional Class Shares	33.27%	9.64%
Investor Class Shares	32.87%	9.35%
Class C Shares	32.97%	8.88%
S&P Developed Ex-U.S. Small Cap Index	34.16%	12.66%

For periods ended January 31, 2018. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings(1)

Japan	25.7%
United Kingdom	17.5%
Australia	8.1%
South Korea	7.3%
France	6.5%
Italy	5.2%
Singapore	4.5%
Norway	4.3%
Hong Kong	2.8%
Sweden	2.6%
Germany	2.3%
Israel	2.1%
Canada	2.0%
Switzerland	1.9%
Spain	1.9%
Netherlands	1.7%
Finland	1.3%
Belgium	0.9%
Portugal	0.9%
United States	0.4%
Denmark	0.1%
Total	100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding and Federated Government Obligations Fund).

Top Ten Equity Holdings

Percentage of Total Investments
Mapletree Industrial Trust	2.4%
Charter Hall Group	2.2%
Fnac Darty	2.2%
Grieg Seafood	2.0%
Ashtead Group	2.0%
Bluescope Steel	1.9%
Evraz	1.9%
Navigator Global Investments	1.8%
Yanlord Land Group	1.8%
Games Workshop Group	1.6%

January 31, 2018

The Hancock Horizon Louisiana Tax Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Louisiana personal income tax by investing primarily in municipal bonds of Louisiana issuers.

For the period ended January 31, 2018, the Fund generated a total return of +2.80% for the Institutional Class Shares, +2.60% for the Investor Class Shares, and +2.85% for the Class C Shares. This compares to +3.52% for the Bloomberg Barclays Municipal Bond Index and +2.27% for the Lipper Other States Municipal Funds Classification. Fund performance was in line with the overall municipal market and the Lipper peer group despite the continued sluggish economy in the petroleum-based Louisiana economy.

During this fiscal period, the Fund’s sector allocation continued to emphasize higher yielding revenue bonds with notable positions in the Education and Sales Tax sectors. General Obligation bonds, both state and local government, represented a minority position. At the fiscal year end, total Revenue bonds represented 64% of the portfolio while General Obligation bonds comprised 34% of the Fund. The period ended with the Fund’s average effective maturity1 at 16.25 years and a weighted average effective duration2 of 8.37 years. The average quality of the Fund remained unchanged at Aa3.

The fiscal year ended January 31, 2018 was a period of slow economic and fiscal progress for the petroleum-based Louisiana economy. The stabilization in oil prices in the $50 to $60 per barrel range provided some much needed additional revenues to the state coffers and also brought some relief to the painful energy industry job losses of the past 3 years. Some green shoots of rebirth were evident, however, in on shore drilling activity as the oil and gas exploration industry adapted to the new lower cost structure. Unfortunately, the deep water Gulf of Mexico offshore oil and gas industry which is most important to the south Louisiana economy showed very little pickup. Elsewhere around the state, construction activity was brisk along the eastern I-10/12 corridor as the region rebuilt from the epic 500 year flood of 2016. The reconstruction spending generated significant sales tax benefits. The petrochemical industry expansion along the Mississippi river and in southwest Louisiana continued to be a significant positive for the Louisiana economy, as the multiyear cycle appears to still have years to run. While still higher than the overall U.S. economy, unemployment in Louisiana dropped from 6.0% in late 2016 to 4.5% in late 2017. Lawmakers have managed to balance state and local budgets with the usual combination of budgets cuts and temporary increases to sales taxes.

Looking ahead, we believe the Louisiana economy has turned the corner on the oil and gas industry downturn. Employment continues to improve but will likely continue to lag the overall U.S. economy. The state of Louisiana currently faces a sizable budget shortfall in the coming fiscal year as “temporary” sales taxes are set to expire and no alternative revenue sources have been identified. The Louisiana constitution requires a balanced budget so no doubt the solution will once again rely on additional sales tax revenue in conjunction with some minor trimming of the budget. We continue to closely monitor our credit exposure in order to maintain our overall portfolio quality.

Management’s Discussion of Fund Performance (unaudited) (continued)

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

1 Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.

2 Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2018

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Institutional Class Shares or Investor Class Shares versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Class C Shares, versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	2.80%	1.76%	2.44%	4.89%
Investor Class Shares	2.60%	1.50%	2.18%	4.63%
Class C Shares	2.85%	1.89%	n/a	2.90%(1)
Bloomberg Barclays Municipal Bond Index	3.52%	1.97%	2.69%	4.56%(2)

For periods ended January 31, 2018. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

(1)	Class C Shares commenced operations on May 31, 2013.

(2)	The annualized inception to date return for the Index, since May 31, 2013, is 2.94%.

n /a — not applicable

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf, Aa-mf, A-mf, Baa-mf and B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

January 31, 2018

The Hancock Horizon Microcap Fund (the “Fund”) seeks long-term capital appreciation by investing in stocks which the Advisor believes to have above average growth potential based on analysis. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. companies with market capitalizations under $750 million.

At January 31, 2018, common stocks represented 98.1% of the Fund’s Net Assets. The Fund’s largest holdings were in Financials, Consumer Discretionary, and Industrials, while Telecom, Consumer Staples, and Utilities had the least exposure.

The Fund’s return for the past year ended January 31, 2018 was 13.77% for the Institutional Class Shares, 13.44% for the Investor Class Shares, and 12.61% for the Class C Shares, while the Fund’s benchmark, the Russell Microcap Index, returned 17.72% for the same period. For the 12 months ended January 31, 2018 small caps, including the micro-cap segment, significantly underperformed the S&P 500. S&P 500 returns were once again skewed to the upside by a handful of the largest stocks outperforming the broader market.

The Fund’s performance was positively impacted by stock selection, but unfortunately overall sector positioning more than offset the selection effect. Our underweighting in Healthcare and overweighting in Energy accounted for the majority of the shortfall related to our sector positioning. Overall stock selection was good and was particularly strong for Financials and Energy. Stock selection in Telecom and Healthcare were the two major drags relative to benchmark returns.

Looking ahead, small caps and micro caps should benefit disproportionately from less regulation and the significant tax cut that was passed in December 2017. A reduction in effective tax rates and the repatriation of foreign cash holdings via merger and acquisition activity should benefit micro cap stocks relative to large cap stocks. Also, consumer and small business confidence remains high which should support micro caps that derive the majority of their revenues domestically. Potential headwinds include rising interest rates, increased volatility, and stretched valuations.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Microcap Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus the Russell Microcap Index and the Lipper Small-Cap Core Funds Classification

The Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

The Lipper Small-Cap Core Funds Classification: Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P Small Cap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized Inception to Date
Institutional Class Shares	13.77%	10.71%
Investor Class Shares	13.44%	10.41%
Class C Shares	12.61%	9.58%
Russell Microcap Index	17.72%	9.51%

For periods ended January 31, 2018. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

January 31, 2018

Top Ten Equity Holdings

Percentage of Total Investments
W&T Offshore	2.4%
Halcon Resources	2.1%
Kingstone	1.8%
Vishay Precision Group	1.8%
NMI Holdings, Cl A	1.7%
Golden Entertainment	1.7%
Enova International	1.7%
Monarch Casino & Resort	1.7%
Columbus McKinnon	1.7%
Heritage Insurance Holdings	1.7%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Mississippi Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Mississippi personal income tax by investing primarily in municipal bonds of Mississippi issuers.

For the period ended January 31, 2018, the Fund generated a total return of +2.68% for the Institutional Class Shares, +2.42% for the Investor Class Shares, and +1.61% for the Class C Shares. This compares to +3.52% for the Bloomberg Barclays Municipal Bond Index and +2.27% for the Lipper Other States Municipal Funds Classification. Fund performance was in line with the overall municipal market and the Lipper peer group against a backdrop of modestly lower Mississippi municipal bond prices.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding Revenue bonds over General Obligation securities, both state and local. Total Revenue bonds represented 63% of the portfolio while General Obligation bonds comprised 24% of the Fund. The period ended with the Fund’s average effective maturity1 at 12.5 years and a weighted average effective duration2 of 7.96 years. The average quality of the Fund remained steady at Aa3.

The fiscal year ended January 31, 2018 turned out to be on balance a good year for Mississippi municipal bond investors. Factors influencing the Mississippi municipal bond market were generally the same as those impacting the national municipal market. The 2016 presidential election results initially generated municipal investor concerns over the prospect of rising inflation, rising interest rates and detrimental federal income tax reform. Detrimental tax reform concerns proved largely unfounded as the final reform package was a generally balanced mix of positives and negatives. Concerns around inflation and rising interest rates produced some market price volatility but over the course of the 12-month period produced only a modest net decline in longer term bond prices.

Economically, the state of Mississippi continued to show improvement along with the rest of the nation. After showing muted growth in 2016 of 1.2%, the Mississippi economy should likely show growth of 1.7% in calendar 2017. Growth is 2018 is forecasted to improve to 2.0%, making 3 years of consecutive growth. Mississippi unemployment still remains well above the national average and stubbornly high at 4.6% as of December 31, 2017 versus the national average of 4.1%. Employment over the past year was driven primarily by growth in the healthcare, professional services and manufacturing sectors. Casino gaming gross revenues slipped 2% in 2017. The Mississippi economy continues to be hindered by the national trend of a growing wealth disparity in the new technological economy. Mississippi credit quality remained largely stable for the year with the traditional factors at play. State finances are managed on a very conservative and responsible basis.

Looking ahead, we believe the Mississippi economy should continue to record slow but steady growth of approximately 2.0% in 2018. Mississippi state and local governments should generally experience stable finances over the coming year. In all, we believe the Mississippi tax exempt municipal market still offers fair value relative to other investment grade taxable fixed income alternatives. With few tax-advantaged options still available to

January 31, 2018

high tax bracket investors municipal bonds remain one of the better options for income and quality.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

1 Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.

2 Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Institutional Class Shares or Investor Class Shares versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Class C Shares, versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	2.68%	1.22%	1.92%	4.41%
Investor Class Shares	2.42%	0.96%	1.66%	4.15%
Class C Shares	1.61%	0.21%	n/a	1.62%(1)
Bloomberg Barclays Municipal Bond Index	3.52%	1.97%	2.69%	4.56%(2)

For periods ended January 31, 2018. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

(1)	Class C Shares commenced operations on May 31, 2013.
(2)	The annualized inception to date return for the Index, since May 31, 2013, is 2.94%.

n/a — not applicable

Sector Weightings

Percent of Total Portfolio Investments.

January 31, 2018

Credit Quality Ratings

Moody’s

S&P

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf, Aa-mf ,A-mf, Baa-mf and B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

Management’s Discussion of Fund Performance (unaudited) (continued)

The Quantitative Long/Short Fund seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S.

Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. There are two aspects to our investment process. One involves a top down approach to the Fund’s net equity positioning by reviewing various forms of valuation and momentum indicators of the general US equity markets. The second relates to the bottom up approach to stock selection derived primarily using quantitative techniques. Our quantitative model ranks stocks according to their relative attractiveness based on valuation, earnings, and momentum factors.

On January 31, 2018, the Quantitative Long/Short Fund had a net long position of 62.6%, with 4.3% of the Fund’s value in short positions. The Fund’s largest holdings were in Information Technology, Financials, and Healthcare sectors while having the least exposure to Telecom stocks.

The Quantitative Long/Short Fund’s return for the year ended January 31, 2018 was 11.04% for Institutional Class, 11.18% for Investor Class, and 9.99% for Class C. This performance was favorable to the Fund’s Lipper benchmark, the Lipper Long/Short Equity Funds Index which returned 10.19% while below the S&P Composite 1500 Index which returned 25.44% for the same period.

The Fund benefited from stock selection in Industrials and an overweight position to Information Technology and an underweight position to Energy. Although allocations to small cap and mid cap stocks were reduced over the course of the year, they still had a significant role in the total return and lagged their larger cap counterparts. The Fund’s slight tilt toward value stocks during the year was also a detractor from performance.

Overall, we are pleased with the return of the Fund and the outperformance to the Lipper Alternative Long/Short Equity Index for institutional shares. The strategy performed in line with our expectations, and has produced nine consecutive calendar years of positive absolute returns. The passage of tax reform, strong earnings growth and continued improvement in many economic indicators, have provided the catalysts for the market’s solid performance in 2017. Based on fourth quarter estimates, it appears earnings for the year grew at double digit rates and expectations by many analysts are for that to continue. Earnings will need to grow at this level or better for the foreseeable future to justify current lofty valuation levels. Market expectations by investors appear high. U.S. equity valuation levels, already high historically, have continued to expand, suggesting potentially greater risks with the prospect of lower future returns. With that as our backdrop, we continue to take a more defensive posture with a net long equity position of 62%. The relatively unconstrained nature of this strategy provides for considerable flexibility in the tactical positioning of the Fund as we attempt to manage the portfolio to achieve optimal risk adjusted returns.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance

January 31, 2018

returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

With short sales, you risk paying more for a security than you received from its sale.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Quantitative Long/Short Fund, Institutional Class Shares, Investor Class Shares, or Class C Shares, versus the S&P Composite 1500 Index, and the Lipper Long/Short Equity Classification

The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

Lipper Long/Short Equity Classification is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings — Long

% of Total Portfolio Investments, which excludes securities sold short

Sector Weightings — Short

Securities Sold Short, as a % of Total Portfolio Investments

January 31, 2018

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares	11.04%	5.12%	8.30%	6.16%
Investor Class Shares	11.18%†	4.97%	8.11%	5.94%
Class C Shares	9.99%	4.06%	7.23%	5.11%
S&P Composite 1500 Index	25.44%	14.50%	15.75%	12.38%

For periods ended January 31, 2018. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

† Includes the impact of a reimbursement to the Fund, which enhanced performance for the year ended January 31, 2018 by 0.26%.

Top Ten Equity Holdings — Long

Percentage of Total Investments
Ralph Lauren, Cl A	0.9%
UnitedHealth Group	0.9%
Northrop Grumman	0.9%
Zebra Technologies, Cl A	0.9%
Boeing	0.9%
Children’s Place	0.8%
Vishay Intertechnology	0.8%
Lam Research	0.8%
Valero Energy	0.8%
Best Buy	0.8%

Top Ten Equity Holdings — Short

Percentage of Total Investments
Bunge	0.1%
MSG Networks	0.1%
Papa John’s International	0.1%
Netscout Systems	0.1%
Assured Guaranty	0.1%
Cheesecake Factory	0.1%
Wix.com	0.1%
Pegasystems	0.1%
Andersons	0.1%
Veeco Instruments	0.1%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon U.S. Small Cap Fund (the “Fund”) seeks long-term capital appreciation. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. Companies with small capitalizations.

As of January 31, 2018, common stocks represented 99.1% of the Fund’s Net Assets. The Fund’s largest holdings were in the Financial, Industrial, and Consumer Discretionary sectors. Minimal investments of the Fund’s assets were in the Utilities, Materials, and Consumer Staples sectors.

The Fund’s performance for the past year ended January 31, 2018 was 7.28% for the Institutional Class Shares, 7.03% for the Investor Class Shares, and 6.15% for the Class C Shares. The Fund fell short of its benchmark, the Russell 2000 Index, which returned 17.18% for the same period.

2017 was another particularly challenging environment for active managers and stock selection. Our investment discipline for stocks uses mathematical screens to evaluate companies as possible additions to the portfolio. The stock screens have a valuation bias, meaning they tend to highlight companies with cheaper prices at the expense of avoiding higher growth companies. Growth stocks were the leaders last year relative to value stocks, in both small and large cap names.

Stock selections in the financial sector were the greatest contributor to the Fund’s performance. To a lesser degree, positive stock selections occurred in the Consumer Staples and Energy sectors. Stock selections in Consumer Discretionary, Health Care, and Information Technology were the big detractors to performance.

The over and under weighting of economic sectors was a mixed bag for the year. The majority of sector bets were either slightly positive or slightly negative for the year. The two areas that did do poorly were the Energy and Health Care areas.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

January 31, 2018

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon U.S. Small Cap Fund, Institutional Class Shares, Investor Class Shares, or Class C Shares, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification: Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized Inception to Date
Institutional Class Shares	7.28%	10.81%	6.96%
Investor Class Shares	7.03%	10.55%	6.70%
Class C Shares	6.15%	9.71%	5.95%
Russell 2000 Index	17.18%	12.12%	9.16%

For periods ended January 31, 2018. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2013.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (concluded)

Top Ten Equity Holdings

Percentage of Total Investments
Electro Scientific Industries	2.4%
Piper Jaffray	2.3%
World Acceptance	2.2%
Enova International	2.0%
Patterson-UTI Energy	2.0%
Owens Corning	2.0%
Gentex	1.9%
Children’s Place	1.9%
Patrick Industries	1.9%
Moelis, Cl A	1.9%

Disclosure of Fund Expenses (unaudited)	January 31, 2018

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from August 1, 2017 to January 31, 2018.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.

• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses (unaudited) (concluded)

	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Annualized Expense Ratios		Expenses Paid During Period*
Burkenroad Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,109.10	1.15%		$6.11
Investor Class	1,000.00	1,108.70	1.30%		6.91
Class D	1,000.00	1,107.90	1.35%		7.17

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.41	1.15%		$5.85
Investor Class	1,000.00	1,018.65	1.30%		6.61
Class D	1,000.00	1,018.40	1.35%		6.87

Diversified Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,004.70	0.90%		$4.55
Investor Class	1,000.00	1,003.40	1.15%		5.81
Class C	1,000.00	999.40	1.90%		9.58

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.67	0.90%		$4.58
Investor Class	1,000.00	1,019.41	1.15%		5.85
Class C	1,000.00	1,015.63	1.90%		9.65

Diversified International Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,104.40	1.27%		$6.74
Investor Class	1,000.00	1,102.80	1.52%		8.06
Class C	1,000.00	1,098.70	2.27%		12.01

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.80	1.27%		$6.46
Investor Class	1,000.00	1,017.54	1.52%		7.73
Class C	1,000.00	1,013.76	2.27%		11.52

Dynamic Asset Allocation Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,081.00	1.40%		$7.34
Investor Class	1,000.00	1,079.60	1.60%		8.39
Class C	1,000.00	1,075.60	2.40%		12.56

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.15	1.40%		$7.12
Investor Class	1,000.00	1,017.14	1.60%		8.13
Class C	1,000.00	1,013.11	2.40%		12.18

International Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,141.60	1.55%		$8.37
Investor Class	1,000.00	1,139.60	1.80%		9.71
Class C	1,000.00	1,139.50	1.80	%(2)	9.68

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,017.39	1.55%		$7.88
Investor Class	1,000.00	1.016.13	1.80%		9.15
Class C	1,000.00	1,012.35	2.55	%(2)	12.93

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1)	The Class C Shares is expected to run at the expense limit of 1.75% when Net Assets increase.
(2)	The Class C Shares is expected to run at the expense limit of 2.55% when Net Assets increase.

	Beginning Account Value 8/1/2017	Ending Account Value 1/31/2018	Annualized Expense Ratios		Expenses Paid During Period*
Louisiana Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$998.80	0.75%		$3.78
Investor Class	1,000.00	998.00	1.00%		5.04
Class C	1,000.00	996.30	1.74	%(1)	8.76

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%		$3.82
Investor Class	1,000.00	1,020.16	1.00%		5.09
Class C	1,000.00	1,016.38	1.75	%(1)	8.89

Microcap Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,084.30	1.50%		$7.88
Investor Class	1,000.00	1,082.30	1.75%		9.18
Class C	1,000.00	1,078.60	2.50%		13.10

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,017.64	1.50%		$7.63
Investor Class	1,000.00	1,016.39	1.75%		8.89
Class C	1,000.00	1,012.62	2.50%		12.68

Mississippi Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$992.80	0.75%		$3.77
Investor Class	1,000.00	990.90	1.00%		5.02
Class C	1,000.00	987.30	1.75%		8.77

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%		$3.82
Investor Class	1,000.00	1,020.17	1.00%		5.09
Class C	1,000.00	1,016.38	1.75%		8.89

Quantitative Long/Short Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,072.70	1.10%		$5.75
Investor Class	1,000.00	1,075.00	1.21%		6.33
Class C	1,000.00	1,067.60	2.10%		10.94

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.66	1.10%		$5.60
Investor Class	1,000.00	1,019.11	1.21%		6.16
Class C	1,000.00	1,014.62	2.10%		10.66

U.S. Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,085.90	1.10%		$5.78
Investor Class	1,000.00	1,084.60	1.35%		7.09
Class C	1,000.00	1,080.20	2.10%		11.01

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.66	1.10%		$5.60
Investor Class	1,000.00	1,018.40	1.35%		6.87
Class C	1,000.00	1,014.62	2.10%		10.66

Schedules of Investments	January 31, 2018

Burkenroad Small Cap Fund

Description	Shares	Value (000)
Common Stock — 97.9%
Aerospace & Defense — 3.0%
HEICO	137,500	$11,044
KLX*	140,000	9,892
Total Aerospace & Defense		20,936
Apparel & Textiles — 1.2%
Oxford Industries	110,000	8,668
Total Apparel & Textiles		8,668
Banks — 11.2%
FCB Financial Holdings, Cl A *	160,000	8,768
Green Bancorp *	370,000	8,824
International Bancshares	270,000	11,205
LegacyTexas Financial Group	200,000	8,808
Prosperity Bancshares	120,000	9,096
Synovus Financial	220,000	11,086
Trustmark	306,000	9,728
United Community Banks	330,000	10,454
Total Banks		77,969
Broadcasting, Newspapers and Advertising — 1.5%
Gray Television *	650,000	10,627
Total Broadcasting, Newspapers and Advertising		10,627
Building & Construction — 4.1%
Beazer Homes USA *	535,500	9,928
LGI Homes *	110,000	7,445
TopBuild*	150,000	11,481
Total Building & Construction		28,854
Chemicals — 4.9%
KMG Chemicals	106,220	6,453
Kraton*	200,000	10,052
Kronos Worldwide	250,000	6,862
Rayonier Advanced Materials	550,000	10,406
Total Chemicals		33,773
Commercial Services — 2.6%
Advanced Disposal Services *	300,000	7,311
Insperity	170,000	10,412
Total Commercial Services		17,723
Computer Software — 3.2%
Ebix	130,000	10,673
RealPage*	230,000	11,443
Total Computer Software		22,116

Description	Shares	Value (000)
Computers & Services — 0.7%
Applied Optoelectronics *	150,000	$4,858
Total Computers & Services		4,858
Electrical Utilities — 1.2%
El Paso Electric	160,000	8,352
Total Electrical Utilities		8,352
Electronic Components & Equipment — 1.4%
Tech Data *	100,000	10,027
Total Electronic Components & Equipment		10,027
Engineering Services — 2.6%
MasTec*	220,000	11,748
Primoris Services	240,000	6,240
Total Engineering Services		17,988
Financial Services — 2.4%
FirstCash	100,000	7,310
Westwood Holdings Group	140,000	9,166
Total Financial Services		16,476
Food, Beverage & Tobacco — 2.7%
National Beverage	80,000	8,838
Sanderson Farms	80,000	10,152
Total Food, Beverage & Tobacco		18,990
Gas & Natural Gas — 1.3%
Atmos Energy	110,000	9,119
Total Gas & Natural Gas		9,119
Hotels & Lodging — 2.7%
La Quinta Holdings *	500,000	9,965
Marriott Vacations Worldwide	60,000	9,140
Total Hotels & Lodging		19,105
Insurance — 5.8%
American National Insurance	80,000	10,111
Amerisafe	140,000	8,505
Primerica	100,000	10,100
Universal Insurance Holdings	400,000	11,760
Total Insurance		40,476
Leasing & Renting — 1.4%
Aaron’s	230,000	9,405
Total Leasing & Renting		9,405

Schedules of Investments

Burkenroad Small Cap Fund (concluded)

Description	Shares	Value (000)
Machinery — 1.3%
Alamo Group	80,000	$9,202
Total Machinery		9,202
Materials — 1.2%
Eagle Materials	75,000	8,404
Total Materials		8,404
Medical Products & Services — 6.7%
Amedisys*	120,000	6,434
Encompass Health	200,000	10,584
Halyard Health *	200,000	9,762
Integer Holdings *	200,000	10,030
US Physical Therapy	130,000	9,874
Total Medical Products & Services		46,684
Metals & Mining — 1.3%
Commercial Metals	380,000	9,135
Total Metals & Mining		9,135
Paper & Paper Products — 2.3%
Neenah	100,000	9,050
Schweitzer-Mauduit International	147,800	6,693
Total Paper & Paper Products		15,743
Petroleum & Fuel Products — 11.3%
Diamondback Energy *	80,000	10,040
Exterran*	290,000	8,375
Linn Energy *	170,000	6,715
Matador Resources *	240,000	7,778
McDermott International *	1,300,000	11,414
Oasis Petroleum *	650,000	5,629
ProPetro Holding *	420,000	7,846
RPC	360,000	7,272
Ultra Petroleum *	920,000	6,422
WildHorse Resource Development *	420,000	7,480
Total Petroleum & Fuel Products		78,971
Petroleum Refining — 1.4%
HollyFrontier	200,000	9,592
Total Petroleum Refining		9,592
Real Estate Investment Trust — 6.0%
EastGroup Properties	100,000	8,681
Lamar Advertising, Cl A	110,000	7,920
Medical Properties Trust	570,000	7,456
Summit Hotel Properties	600,000	9,294
Xenia Hotels & Resorts	370,000	8,214
Total Real Estate Investment Trust		41,565

Description	Shares	Value (000)
Retail — 5.8%
Michaels*	284,215	$7,637
Pool	65,000	8,790
Rush Enterprises, Cl A *	230,000	12,432
Ruth’s Hospitality Group	470,000	11,139
Total Retail		39,998
Semi-Conductors & Instruments — 2.3%
Benchmark Electronics *	210,000	6,079
Cirrus Logic *	200,000	9,914
Total Semi-Conductors & Instruments		15,993
Transportation Services — 4.4%
Kirby*	120,000	8,988
Saia*	160,000	12,088
Trinity Industries	280,000	9,652
Total Transportation Services		30,728
Total Common Stock (Cost $441,864 (000))		681,477
Cash Equivalent (A) — 2.4%
Federated Government Obligations Fund, Cl I, 1.210%	16,537,533	16,538
Total Cash Equivalent (Cost $16,538 (000))		16,538
Total Investments — 100.3% (Cost $458,402 (000))		$698,015

Percentages are based on net assets of $696,063 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2018.

Cl — Class

As of January 31, 2018, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2018, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2018

Diversified Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds — 41.8%
Automotive — 1.0%
General Motors Financial (A)
5.750%, VAR ICE LIBOR USD 3 Month+3.598%, 03/30/66	$500	$516
Total Automotive		516
Banks — 1.5%
PNC Financial Services Group (A)
4.850%, VAR ICE LIBOR USD 3 Month+3.040%, 05/29/49	25	25
Savings Bank Life Insurance of Massachusetts (B)
6.500%, 08/01/47	500	535
Voya Financial (B)
4.700%, VAR ICE LIBOR USD 3 Month+2.084%, 01/23/48	250	247
Total Banks		807
Broadcasting, Newspapers and Advertising — 1.0%
AMC Networks
5.000%, 04/01/24	500	508
Total Broadcasting, Newspapers and Advertising		508
Building & Construction — 2.0%
PulteGroup
5.500%, 03/01/26	500	537
Standard Industries (B)
5.375%, 11/15/24	500	517
Total Building & Construction		1,054
Cable/Media — 2.9%
Charter Communications Operating
4.908%, 07/23/25	500	523
CSC Holdings (B)
5.500%, 04/15/27	500	506
Sirius XM Radio (B)
5.000%, 08/01/27	500	497
Total Cable/Media		1,526
Chemicals — 2.1%
Blue Cube Spinco
9.750%, 10/15/23	500	590
Rayonier AM Products (B)
5.500%, 06/01/24	500	502
Total Chemicals		1,092

Description	Face Amount (000)	Value (000)
Commercial Services — 0.9%
United Rentals North America
4.875%, 01/15/28	$500	$499
Total Commercial Services		499
Computers & Services — 1.0%
First Data (B)
5.000%, 01/15/24	500	513
Total Computers & Services		513
E-Commerce — 0.9%
Netflix (B)
4.875%, 04/15/28	500	496
Total E-Commerce		496
Entertainment — 3.0%
International Game Technology (B)
6.500%, 02/15/25	500	556
Scientific Games International (B)
5.000%, 10/15/25	500	501
Viacom
6.250%, VAR ICE LIBOR USD 3 Month+3.899%, 02/28/57	500	516
Total Entertainment		1,573
Financial Services — 3.0%
Ally Financial
5.750%, 11/20/25	500	534
American Express (A)
5.200%, VAR ICE LIBOR USD 3 Month+3.428%, 12/31/49	25	26
Charles Schwab (A)
4.625%, VAR ICE LIBOR USD 3 Month+3.315%, 03/01/66	25	25
MMC Energy Escrow
9.250%, 10/15/20	500	—
Oppenheimer Holdings
6.750%, 07/01/22	500	514
Quicken Loans (B)
5.250%, 01/15/28	500	489
Total Financial Services		1,588
Food, Beverage & Tobacco — 3.1%
Alliance One International (B)
8.500%, 04/15/21	500	525
Land O’ Lakes (A) (B)
8.000%, 09/15/65	500	567

Schedules of Investments

Diversified Income Fund (continued)

Description	Face Amount (000)	Value (000)
Food, Beverage & Tobacco (continued)
Vector Group (B)
6.125%, 02/01/25	$500	$519
Total Food, Beverage & Tobacco		1,611
Gas & Natural Gas — 1.9%
Plains All American Pipeline (A)
6.125%, VAR ICE LIBOR USD 3 Month+4.110%, 11/15/22	500	503
Teekay
8.500%, 01/15/20	500	521
Total Gas & Natural Gas		1,024
Information Technology — 1.1%
Unisys (B)
10.750%, 04/15/22	500	560
Total Information Technology		560
Medical Products & Services — 3.8%
Avantor (B)
6.000%, 10/01/24	500	504
Centene
6.125%, 02/15/24	500	531
CHS
6.250%, 03/31/23	500	463
DaVita
5.000%, 05/01/25	500	498
Total Medical Products & Services		1,996
Oil, Gas & Consumable Fuels — 1.0%
Cheniere Corpus Christi Holdings
5.875%, 03/31/25	500	539
Total Oil, Gas & Consumable Fuels		539
Petroleum & Fuel Products — 1.0%
Weatherford International
7.750%, 06/15/21	500	531
Total Petroleum & Fuel Products		531
Pharmaceuticals — 1.0%
Valeant Pharmaceuticals International (B)
7.000%, 10/01/20	500	505
Total Pharmaceuticals		505
Real Estate Investment Trust — 2.9%
Avison Young Canada (B)
9.500%, 12/15/21	500	507

Description	Face Amount (000)/Shares	Value (000)
Real Estate Investment Trust (continued)
GLP Capital
5.375%, 04/15/26	$500	$535
SBA Communications
4.875%, 09/01/24	500	498
Total Real Estate Investment Trust		1,540
Retail — 2.7%
L Brands
5.250%, 02/01/28	500	494
Levi Strauss
5.000%, 05/01/25	500	518
PetSmart (B)
5.875%, 06/01/25	500	385
Total Retail		1,397
Telecommunication Services — 4.0%
Gogo Intermediate Holdings (B)
12.500%, 07/01/22	500	564
Intelsat Jackson Holdings (B)
8.000%, 02/15/24	500	525
Sorenson Communications (B)
9.000%, 10/31/20	500	495
VeriSign
4.750%, 07/15/27	500	504
Total Telecommunication Services		2,088
Total Corporate Bonds (Cost $21,694 (000))		21,963
Common Stock — 25.5%
Automotive — 0.6%
Ford Motor	13,900	152
General Motors	3,980	169
Total Automotive		321
Banks — 1.7%
New York Community Bancorp	12,953	184
Northwest Bancshares	10,160	171
PacWest Bancorp	3,230	169
People’s United Financial	9,068	179
Valley National Bancorp	14,341	180
Total Banks		883
Chemicals — 0.7%
Innophos Holdings	3,745	173
LyondellBasell Industries, Cl A	1,660	199
Total Chemicals		372

Schedules of Investments	January 31, 2018

Diversified Income Fund (continued)

Description	Shares	Value (000)
Computers & Services — 0.8%
International Business Machines	1,140	$187
Seagate Technology	4,510	249
Total Computers & Services		436
Consumer Electronics — 0.3%
Garmin	2,800	176
Total Consumer Electronics		176
Electrical Utilities — 2.8%
AES	16,450	190
Consolidated Edison	1,970	158
Duke Energy	1,960	154
Entergy	2,023	159
Exelon	4,185	161
FirstEnergy	5,180	171
Hawaiian Electric Industries	4,580	156
PPL	4,765	152
Public Service Enterprise	3,310	172
Total Electrical Utilities		1,473
Entertainment — 0.7%
New Media Investment Group	10,040	170
Six Flags Entertainment	2,500	169
Total Entertainment		339
Financial Services — 0.6%
Greenhill	8,450	157
Western Union	8,140	169
Total Financial Services		326
Food, Beverage & Tobacco — 1.0%
Altria Group	2,588	182
Philip Morris International	1,700	182
Universal	3,220	155
Total Food, Beverage & Tobacco		519
Household Products — 0.3%
Tupperware Brands	2,790	161
Total Household Products		161
Insurance — 0.7%
Old Republic International	8,360	180
Safety Insurance Group	2,099	163
Total Insurance		343

Description	Shares	Value (000)
Medical Products & Services — 0.4%
Meridian Bioscience	11,840	$185
Total Medical Products & Services		185
Paper & Paper Products — 0.7%
Domtar	3,650	187
Schweitzer-Mauduit International	3,888	176
Total Paper & Paper Products		363
Petroleum & Fuel Products — 0.8%
Chevron	1,490	187
Helmerich & Payne	3,060	220
Total Petroleum & Fuel Products		407
Petroleum Refining — 0.8%
HollyFrontier	3,940	189
Valero Energy	2,090	201
Total Petroleum Refining		390
Pharmaceuticals — 0.3%
Pfizer	4,820	178
Total Pharmaceuticals		178
Real Estate Investment Trust — 9.6%
Apple Hospitality	4,820	94
Brandywine Realty Trust	5,700	102
CBL & Associates Properties	9,140	51
Chatham Lodging Trust	7,450	167
Colony NorthStar, Cl A	7,409	67
Columbia Property Trust	4,270	94
CoreCivic	2,635	61
Corporate Office Properties Trust	3,305	90
DDR	5,150	42
DiamondRock Hospitality	10,030	118
Digital Realty Trust	2,073	232
EastGroup Properties	1,380	120
EPR Properties	1,260	74
Gaming and Leisure Properties	2,690	98
GEO Group	4,002	90
HCP	2,690	65
Healthcare Realty Trust	2,785	83
Healthcare Trust of America, Cl A	2,930	81
Highwoods Properties	5	—
Hospitality Properties Trust	3,465	98
Host Hotels & Resorts	5,810	121
Iron Mountain	2,400	84
Kite Realty Group Trust	3,280	55
Lamar Advertising, Cl A	1,380	99

Schedules of Investments

Diversified Income Fund (continued)

Description	Shares	Value (000)
Real Estate Investment Trust (continued)
LaSalle Hotel Properties	3,880	$119
Lexington Realty Trust	9,390	85
Liberty Property Trust	2,365	98
Medical Properties Trust	18,735	245
National Retail Properties	1,970	78
Omega Healthcare Investors	9,305	252
Outfront Media	4,020	90
Pebblebrook Hotel Trust	3,530	138
Piedmont Office Realty Trust, Cl A	4,480	88
Potlatch	2,580	137
Quality Care Properties*	540	7
Rayonier	3,430	111
Realty Income	1,475	79
Retail Properties of America, Cl A	5,640	68
RLJ Lodging Trust	4,410	102
Ryman Hospitality Properties	1,830	140
Sabra Health Care	3,829	69
Senior Housing Properties Trust	4,730	82
Spirit Realty Capital	7,780	64
Sunstone Hotel Investors	7,440	125
Uniti Group	3,590	57
Ventas	1,340	75
Washington	3,015	86
Washington Prime Group	8,790	58
Welltower	1,285	77
Weyerhaeuser	2,830	106
WP Carey	1,380	89
Xenia Hotels & Resorts	5,600	124
Total Real Estate Investment Trust		5,035
Retail — 1.7%
Brinker International	4,550	165
Buckle	7,200	145
GameStop, Cl A	8,940	150
Kohl’s	3,660	237
Target	2,830	213
Total Retail		910
Semi-Conductors & Instruments — 0.3%
QUALCOMM	2,625	179
Total Semi-Conductors & Instruments		179
Telephones & Telecommunication — 0.7%
AT&T	4,785	179
Verizon Communications	3,500	189
Total Telephones & Telecommunication		368
Total Common Stock (Cost $11,599 (000))		13,364

Description	Shares	Value (000)
Preferred Stock — 14.5%
Banks — 3.0%
Bank of America 7.250%(A)	410	$517
TCF Financial 5.700% (A)	20,000	495
Wells Fargo 7.500%(A)	460	589
Total Banks		1,601
Electrical Utilities — 1.9%
Entergy Utility Group 5.500%, 04/01/2066	20,000	502
Georgia Power 5.000%, 10/01/2077	20,000	476
Total Electrical Utilities		978
Financial Services — 1.4%
Annaly Capital Management 6.500% , VAR ICE LIBOR USD 3 Month+4.172%*(A)	10,000	246
Carlyle Group 5.875% (A)	20,000	483
Total Financial Services		729
Gas & Natural Gas — 1.0%
Teekay LNG Partners 9.000% (A)	20,000	508
Total Gas & Natural Gas		508
Insurance — 0.7%
AmTrust Financial Services 7.500% (A)	20,000	376
Total Insurance		376
Internet — 1.0%
eBay 6.000%, 02/01/2056	20,000	518
Total Internet		518
Real Estate Investment Trust — 2.8%
DDR 6.375% (A)	20,000	499
Public Storage 5.400% (A)	20,000	495
Vornado Realty Trust 5.250% (A)	20,000	484
Total Real Estate Investment Trust		1,478
Telecommunication Services — 0.8%
Qwest 6.750%, 06/15/2057	20,000	420
Total Telecommunication Services		420
Transportation Services — 0.9%
Costamare 7.625% (A)	20,000	489
Total Transportation Services		489
Wireless Telecommunication Services — 1.0%
United States Cellular 7.250%, 12/01/2063	20,000	502
Total Wireless Telecommunication Services		502
Total Preferred Stock (Cost $7,825 (000))		7,599

Schedules of Investments	January 31, 2018

Diversified Income Fund (concluded)

Description	Shares	Value (000)
Registered Investment Companies — 14.2%
Exchange Traded Funds — 6.6%
Alerian MLP ETF	288,745	$3,292
VanEck Vectors Preferred Securities ex Financials ETF	7,448	143
Total Exchange Traded Funds		3,435
Open-End Funds — 7.6%
BlackRock Funds II — Floating Rate Income Portfolio, Institutional Class	265,973	2,726
BlackRock High Yield Portfolio, Institutional Class	163,642	1,282
Total Open-End Funds		4,008
Total Registered Investment Companies (Cost $7,418 (000))		7,443
Cash Equivalent (C) — 3.5%
Federated Government Obligations Fund, Cl I, 1.210%	1,829,753	1,830
Total Cash Equivalent (Cost $1,830 (000))		1,830
Total Investments — 99.5% (Cost $50,366 (000))		$52,199

Percentages are based on net assets of $52,475 (000).

*	Non-income producing security.
(A)	Perpetual Maturity
(B)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2018, the value of these securities amounted to $11,015 (000), representing 21.0% of the net assets.
(C)	The rate reported is the 7-day effective yield as of January 31, 2018.

Cl — Class

ETF — Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR—London Interbank Offered Rate

MLP — Master Limited Partnership

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of January 31, 2018, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$21,963	$—	$21,963
Common Stock	13,364	—	—	13,364
Preferred Stock	7,599	—	—	7,599
Registered Investment Companies	7,443	—	—	7,443
Cash Equivalent	1,830	—	—	1,830

Total Investments in Securities	$30,236	$21,963	$—	$52,199

Amounts designated as “—” are either $0 or have been rounded to $0.

During the year ended January 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2018, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Diversified International Fund

Description	Shares	Value (000)
Common Stock — 95.4%
Australia — 0.9%
BHP Billiton ADR	53,116	$2,604
Total Australia		2,604
Austria — 4.9%
Erste Group Bank	85,511	4,317
Schoeller-Bleckmann Oilfield Equipment	36,064	3,936
Voestalpine	80,873	5,267
Total Austria		13,520
Brazil — 2.9%
Banco Bradesco ADR*	399,563	5,075
JBS	941,300	2,987
Total Brazil		8,062
Canada — 2.4%
Magna International	74,329	4,257
Rogers Communications, Cl B	47,092	2,298
Total Canada		6,555
China — 2.8%
Anhui Conch Cement, Cl H	761,000	4,193
BYD, Cl H	391,500	3,687
Total China		7,880
Colombia — 1.4%
Bancolombia ADR	82,675	3,799
Total Colombia		3,799
Czech Republic — 0.8%
Komercni Banka	49,283	2,271
Total Czech Republic		2,271
France — 6.4%
Publicis Groupe	60,733	4,213
Safran	48,160	5,455
Societe Generale	60,213	3,515
Sodexo	35,254	4,539
Total France		17,722
Germany — 2.9%
Continental	17,676	5,323
Vonovia	57,316	2,835
Total Germany		8,158

Description	Shares	Value (000)
Hong Kong — 3.5%
China Life Insurance, Cl H	1,413,000	$4,778
Shanghai Fosun Pharmaceutical Group, Cl H	867,500	5,041
Total Hong Kong		9,819
India — 4.4%
HDFC Bank ADR	62,214	6,755
ICICI Bank ADR	513,434	5,638
Total India		12,393
Indonesia — 0.7%
Indofood Sukses Makmur	3,233,500	1,872
Total Indonesia		1,872
Ireland — 1.8%
Shire	104,359	4,938
Total Ireland		4,938
Italy — 1.9%
Prysmian	147,416	5,204
Total Italy		5,204
Japan — 7.0%
Denso	102,900	6,431
Hitachi	482,000	3,826
Secom	60,200	4,601
Toray Industries	474,200	4,714
Total Japan		19,572
Mexico — 1.4%
Grupo Financiero Banorte, Cl O	604,500	3,878
Total Mexico		3,878
Netherlands — 4.6%
Heineken	46,605	5,258
RELX	172,079	3,840
Royal Dutch Shell, Cl A	107,294	3,774
Total Netherlands		12,872
Norway — 5.7%
DNB	330,195	6,727
Norsk Hydro	571,889	4,187
StatoilHydro ADR	210,794	4,941
Total Norway		15,855

Schedules of Investments	January 31, 2018

Diversified International Fund (concluded)

Description	Shares	Value (000)
Panama — 2.2%
Carnival	85,391	$6,115
Total Panama		6,115
Singapore — 2.5%
DBS Group Holdings	230,000	4,638
United Industrial	871,600	2,244
Total Singapore		6,882
South Korea — 2.9%
Hyundai Mobis	13,810	3,201
Samsung Electronics	2,141	5,002
Total South Korea		8,203
Spain — 2.7%
Amadeus IT Group, Cl A	96,244	7,491
Total Spain		7,491
Sweden — 1.1%
Getinge, Cl B	230,463	3,166
Total Sweden		3,166
Switzerland — 5.7%
Credit Suisse Group ADR	250,642	4,847
Novartis ADR	68,322	6,154
Roche Holding	19,943	4,922
Total Switzerland		15,923
Taiwan — 5.2%
Advanced Semiconductor Engineering	2,976,753	4,228
Hon Hai Precision Industry	1,385,100	4,382
Taiwan Semiconductor Manufacturing	679,000	5,941
Total Taiwan		14,551
Turkey — 1.0%
Akbank Turk	1,003,446	2,921
Total Turkey		2,921
United Kingdom — 8.5%
Barclays	1,712,556	4,869
Diageo	167,014	6,015
HSBC Holdings	488,628	5,218
ITV	1,323,430	3,143
Rio Tinto ADR	76,662	4,302
Total United Kingdom		23,547

Description	Shares	Value (000)
United States — 7.2%
Check Point Software Technologies*	31,200	$3,226
Core Laboratories	43,676	4,992
Everest Re Group	19,795	4,549
ICON*	65,371	7,160
Total United States		19,927
Total Common Stock (Cost $170,171 (000))		265,700
Cash Equivalents (A) — 4.4%
Dreyfus Government Cash Management, Cl I, 1.210%	5,183,565	5,184
Federated Government Obligations Fund, Cl I, 1.210%	6,876,890	6,876
Total Cash Equivalents (Cost $12,060 (000))		12,060
Total Investments — 99.8% (Cost $182,231 (000))		$277,760

Percentages are based on net assets of $278,447 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2018.

ADR — American Depositary Receipt

Cl — Class

As of January 31, 2018, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2018, there were transfers from Level 2 to Level 1 during the year, due to securities trading outside the United States, the values of which were adjusted as a result of foreign market closure in the prior year.

During the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2018, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Dynamic Asset Allocation Fund

Description	Shares	Value (000)
Registered Investment Companies — 99.4%
Exchange Traded Funds — 99.4%
Alerian MLP ETF	44,000	$502
First Trust North American Energy Infrastructure Fund	10,000	246
iShares 20+ Year Treasury Bond ETF	1,050	129
iShares Commodities Select Strategy ETF	15,050	570
iShares Core S&P 500 ETF	2,965	842
iShares Core U.S. Aggregate Bond ETF	1,470	159
iShares iBoxx $ High Yield Corporate Bond ETF	1,970	172
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,130	256
iShares MSCI EAFE Index Fund	6,730	497
iShares MSCI EAFE Small-Capital ETF	2,440	166
iShares MSCI Emerging Markets ETF	11,590	590
iShares MSCI Frontier 100 ETF	4,710	166
iShares MSCI Global Gold Miners ETF	8,700	168
iShares Russell 2000 ETF	2,680	419
PowerShares Senior Loan Portfolio	10,720	249
SPDR Bloomberg Barclays International Treasury Bond ETF	8,520	249
SPDR S&P Emerging Markets SmallCap ETF	3,035	166
VanEck Vectors JPMorgan EM Local Currency Bond ETF	16,920	333
Vanguard Global ex-U.S. Real Estate ETF	5,200	332
Vanguard REIT ETF	1,220	97
Total Exchange Traded Funds		6,308
Total Registered Investment Companies (Cost $5,737 (000))		6,308
Cash Equivalent (A) — 9.8%
Federated Government Obligations Fund, Cl I, 1.210%	621,782	622
Total Cash Equivalent (Cost $622 (000))		622
Total Investments — 109.2% (Cost $6,359 (000))		$6,930

Percentages are based on net assets of $6,347 (000).

(A)	The rate reported is the 7-day effective yield as of January 31, 2018.

Cl — Class

EAFE — Europe, Australasia and the Far East

EM — Emerging Market

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

As of January 31, 2018, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2018, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2018

International Small Cap Fund

Description	Shares	Value (000)
Common Stock — 94.1%
Australia — 7.6%
Abacus Property Group	36,700	$107
Australian Pharmaceutical Industries	15,700	19
BlueScope Steel	30,400	355
Charter Hall Group	83,300	396
Navigator Global Investments	111,200	340
Sandfire Resources NL	15,700	91
Whitehaven Coal	23,400	93
Total Australia		1,401
Belgium — 0.8%
D’ieteren	3,300	154
Total Belgium		154
Canada — 1.9%
Canfor	3,700	87
Centerra Gold	12,000	62
High Arctic Energy Services	7,600	24
Hudbay Minerals	6,200	53
Norbord	2,300	89
Supremex	8,100	29
Total Canada		344
Denmark — 0.1%
Nilfisk Holding	354	21
Total Denmark		21
Finland — 1.2%
Outokumpu	26,100	224
Total Finland		224
France — 6.1%
Cie Plastic Omnium	3,100	159
Derichebourg	14,000	140
Eurazeo	1,000	105
Faurecia	600	54
Fnac Darty	3,400	397
Fountaine Pajot	800	114
Ipsen	1,100	154
Total France		1,123
Germany — 2.2%
Cewe Stiftung & KGAA	1,415	154
CropEnergies	18,949	171
Deutz	8,486	79
Total Germany		404

Description	Shares	Value (000)
Hong Kong — 2.6%
Hisense Kelon Electrical Holdings, Cl A	210,000	$288
Kingboard Chemical Holdings	17,000	94
Tianneng Power International	102,000	101
Total Hong Kong		483
Israel — 2.0%
Danel Adir Yeoshua	2,127	125
Oil Refineries	400,637	190
Reit 1	11,532	53
Total Israel		368
Italy — 4.9%
A2A	87,700	169
Arnoldo Mondadori Editore*	26,300	73
Ascopiave	17,000	75
DiaSorin	2,700	261
Hera	28,800	105
Saras	62,500	136
Vittoria Assicurazioni	4,800	78
Total Italy		897
Japan — 24.2%
Daiichi Jitsugyo	3,180	97
Daiken	3,700	97
Daiwabo Holdings	1,300	58
DD Holdings	2,000	75
Fuji Machine Manufacturing	4,800	101
Fukuda	1,300	78
Goldcrest	3,800	84
G-Tekt	3,100	63
Hosokawa Micron	4,040	294
Ichiyoshi Securities	9,900	128
Inaba Denki Sangyo	600	28
Ishihara Sangyo Kaisha*	2,400	45
Itochu Enex	11,400	107
Kasai Kogyo	16,600	266
LEC	3,100	88
Macnica Fuji Electronics Holdings	10,800	298
Nichireki	7,400	89
Nippon Light Metal Holdings	18,100	53
Nissin	5,500	146
Nojima	5,100	123
Punch Industry	10,900	142
Raysum	3,000	46
San-Ai Oil	13,100	190
Sanyo Denki	3,400	270
Seikitokyu Kogyo	24,200	141
Sekisui Plastics	5,900	75

Schedules of Investments

International Small Cap Fund (continued)

Description	Shares	Value (000)
Japan (continued)
Shinagawa Refractories	540	$16
Shinko Plantech	14,600	151
Shizuoka Gas	5,700	50
Sumitomo Seika Chemicals	100	5
Sushiro Global Holdings	3,100	124
Tatsuta Electric Wire and Cable	6,200	46
Tokyo Steel Manufacturing	17,500	155
Toyo Construction	4,200	24
Tsugami	13,900	206
Uchida Yoko	800	25
Voyage Group	7,700	105
Watahan	2,200	90
Yamazen	8,700	105
Yuasa Trading*	4,600	163
Total Japan		4,447
Netherlands — 1.6%
AMG Advanced Metallurgical Group	2,500	134
ASR Nederland	3,700	162
Total Netherlands		296
Norway — 4.0%
AF Gruppen	13,500	218
Aker BP	3,000	87
Grieg Seafood	42,300	374
Subsea 7*	3,800	59
Total Norway		738
Portugal — 0.9%
Mota-Engil SGPS	31,400	156
Total Portugal		156
Singapore — 4.2%
Mapletree Industrial Trust	271,000	437
Yanlord Land Group	237,900	336
Total Singapore		773
South Korea — 6.9%
Aekyung Petrochemical	7,870	137
Daehan Steel	2,990	28
Dongwon Development	38,056	189
F&F	4,357	189
Huchems Fine Chemical	10,038	238
Jeju Air	2,782	101
Poongsan	1,874	89
PSK	8,346	191
YeaRimDang Publishing*	11,340	109
Total South Korea		1,271

Description	Shares	Value (000)
Spain — 1.8%
Cia de Distribucion Integral Logista Holdings	1,700	$41
CIE Automotive	4,000	137
Papeles y Cartones de Europa	9,900	148
Total Spain		326
Sweden — 2.5%
Boliden	1,200	44
Granges	7,600	80
Hemfosa Fastigheter	7,400	102
Nobina	20,600	146
SSAB	15,700	81
Total Sweden		453
Switzerland — 1.8%
Adecco Group	1,845	152
Bucher Industries	296	136
Schweiter Technologies	37	46
Total Switzerland		334
United Kingdom — 16.5%
Amino Technologies	35,800	102
Ashtead Group	12,400	371
BGEO Group	2,700	140
Central Asia Metals	34,100	145
Conviviality	43,400	201
Crest Nicholson Holdings	9,300	67
Evraz	66,500	352
Fenner	23,500	158
Ferrexpo	60,700	251
Games Workshop Group	9,000	300
Grainger	19,100	78
Indivior	12,800	73
Plus500	9,000	144
Polypipe Group	9,900	56
Redrow	22,300	190
SThree	10,600	53
William Hill	41,000	180
XLMedia	62,600	172
Total United Kingdom		3,033
United States — 0.3%
Orbotech	1,200	64
Total United States		64
Total Common Stock (Cost $13,724 (000))		17,310

Schedules of Investments	January 31, 2018

International Small Cap Fund (concluded)

Description	Shares	Value (000)
Cash Equivalents (A) — 6.0%
Dreyfus Government Cash Management, Cl I, 1.210%	745,752	$746
Federated Government Obligations Fund, Cl I, 1.210%	349,047	349
Total Cash Equivalents (Cost $1,095 (000))		1,095
Total Investments — 100.1% (Cost $14,819 (000))		$18,405

Percentages are based on net assets of $18,395 (000).

(A)	The rate reported is the 7-day effective yield as of January 31, 2018.
*	Non-income producing security.

Cl — Class

As of January 31, 2018, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2018, there were transfers from Level 2 to Level 1 during the year, due to securities trading outside the United States, the values of which were adjusted as a result of foreign market closure in the prior year.

During the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2018, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Louisiana Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 101.0%
Louisiana — 101.0%
Ascension Parish, RB, AGM Callable 04/01/18 @ 100
3.250%, 04/01/35	$215	$213
Central Community School System, GO Callable 03/01/24 @ 100
4.000%, 03/01/30	150	158
Desoto, Parish School Board, RB Callable 05/01/22 @ 100
3.500%, 05/01/32	270	275
Iberia, Parishwide School District, GO Callable 03/01/24 @ 100
3.750%, 03/01/33	275	283
Lafayette, Consolidated Government, RB, AGM Callable 11/01/25 @ 100
3.750%, 11/01/31	50	50
Lafayette, Parish Law Enforcement District, Limited Tax, GO Callable 03/01/22 @ 100
3.250%, 03/01/32	280	282
Lafayette, Parish School Board, RB Callable 04/01/27 @ 100
4.000%, 04/01/40	250	262
Lafayette, Utilities Revenue, RB, AGM Callable 11/01/27 @ 100
4.000%, 11/01/35	250	263
Lafourche, Parish School Board, GO, BAM Callable 03/01/27 @ 100
3.125%, 03/01/37	250	240
Louisiana, Local Government Environmental Facilities & Community Development Authority, Bossier City Project, RB Callable 11/01/25 @ 100
5.000%, 11/01/32	250	288
Louisiana, Local Government Environmental Facilities & Community Development Authority, BRCC Facilities Corp. Project, RB Callable 12/01/21 @ 100
4.125%, 12/01/32	300	309
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project, RB Callable 10/01/24 @ 100
5.000%, 10/01/34	250	284

Description	Face Amount (000)	Value (000)
Louisiana (continued)
Louisiana, Local Government Environmental Facilities & Community Development Authority, Livingston Parish Courthouse Project, RB, AGM Callable 09/01/21 @ 100
4.625%, 09/01/41	$300	$313
Louisiana, Local Government Environmental Facilities & Community Development Authority, Nicholls State University Student Project, RB, AGM Callable 10/01/20 @ 100
5.000%, 10/01/41	325	347
Louisiana, Local Government Environmental Facilities & Community Development Authority, Plaquemines Project, RB, AGM Callable 09/01/22 @ 100
4.000%, 09/01/37	200	207
Louisiana, Local Government Environmental Facilities & Community Development Authority, Southeastern Louisiana University Project, Ser A, RB, AGM Callable 10/01/20 @ 100
5.000%, 10/01/40	210	224
Louisiana, Local Government Environmental Facilities & Community Development Authority, Youngsville Project, RB, AGM Callable 07/01/21 @ 100
4.900%, 07/01/41	175	189
Louisiana, Transportation Authority, Ser A, RB Callable 08/15/23 @ 100
4.500%, 08/15/43	250	268
Plaquemine City, Sales & Use Tax, RB, AGM Callable 12/01/27 @ 100
3.500%, 12/01/29	250	264
Plaquemines Parish, Ser A, RB Callable 03/01/20 @ 101
4.550%, 03/01/28	115	121
St. Charles Parish, School District No. 1, GO Callable 03/01/22 @ 100
3.000%, 03/01/30	300	298
St. John the Baptist Parish, GO Callable 03/01/25 @ 100
3.500%, 03/01/30	110	113
St. Tammany Parish, Hospital Service District No. 2, GO Callable 03/01/22 @ 100
3.125%, 03/01/32	260	257

Schedules of Investments	January 31, 2018

Louisiana Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Louisiana (continued)
St. Tammany Parish, Recreation District No. 14, GO Callable 04/01/24 @ 100
3.750%, 04/01/34	$275	$285
St. Tammany Parish, Wide School District No. 12, Ser A, GO Callable 03/01/27 @ 100
3.125%, 03/01/37	250	236
Terrebonne Parish, Hospital Service District No. 1, General Medical Center Project, RB Callable 04/01/20 @ 100
4.750%, 04/01/28	100	104
Terrebonne Parish, Sales & Use Tax, Ser ST, RB, AGM Callable 04/01/21 @ 100
5.250%, 04/01/36	100	109
West Ouachita, Parish School District, RB Callable 09/01/25 @ 100
3.750%, 09/01/34	290	301
Zachary, Community School District No. 1, GO Callable 03/01/22 @ 100
3.500%, 03/01/32	200	204
Total Louisiana		6,747
Total Municipal Bonds (Cost $6,601 (000))		6,747
Cash Equivalent (A) — 1.8%
Federated Government Obligations Fund, Cl I, 1.210%	117,875	118
Total Cash Equivalent (Cost $118 (000))		118
Total Investments — 102.8% (Cost $6,719 (000))		$6,865

Percentages are based on net assets of $6,677 (000).

(A)	The rate reported is the 7-day effective yield as of January 31, 2018.

AGM — Assured Guaranty Municipal

BAM — Build America Mutual

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of January 31, 2018, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$6,747	$—	$6,747
Cash Equivalent	118	—	—	118

Total Investments in Securities	$118	$6,747	$—	$6,865

Amounts designated as “—” are either $0 or have been rounded to $0.

During the year ended January 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2018, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Microcap Fund

Description	Shares	Value (000)
Common Stock — 98.1%
Banks — 14.4%
Bancorp*	20,535	$217
Capital City Bank Group	8,342	205
Entegra Financial*	7,350	207
Federal Agricultural Mortgage, Cl C	2,550	205
First Connecticut Bancorp	7,229	182
Greene County Bancorp	6,470	228
Heritage Commerce	13,400	215
Merchants Bancorp	10,029	204
NMI Holdings, Cl A*	14,205	260
Triumph Bancorp*	6,150	236
Total Banks		2,159
Broadcasting, Newspapers and Advertising — 1.3%
Salem Media Group, Cl A	41,311	192
Total Broadcasting, Newspapers and Advertising		192
Building & Construction — 2.7%
CSW Industrials*	4,230	203
William Lyon Homes, Cl A*	7,580	206
Total Building & Construction		409
Casino & Gaming — 3.4%
Golden Entertainment*	8,200	258
Monarch Casino & Resort*	5,556	253
Total Casino & Gaming		511
Commercial Services — 2.9%
BG Staffing	13,728	218
Heritage-Crystal Clean*	9,630	209
Total Commercial Services		427
Data Processing & Outsourced Services — 1.4%
CRA International	4,573	212
Total Data Processing & Outsourced Services		212
Diversified Support Services — 1.3%
VSE	4,065	201
Total Diversified Support Services		201
Electronic Components & Equipment — 3.1%
Control4*	7,550	205
Vishay Precision Group*	9,600	263
Total Electronic Components & Equipment		468
Engineering Services — 1.5%
Sterling Construction*	15,761	220
Total Engineering Services		220

Description	Shares	Value (000)
Entertainment — 1.4%
RCI Hospitality Holdings	7,179	$211
Total Entertainment		211
Financial Services — 7.6%
Enova International*	14,335	257
EZCORP, Cl A*	18,680	220
Marlin Business Services	10,146	240
Regional Management*	7,600	216
Westwood Holdings Group	3,161	207
Total Financial Services		1,140
Food, Beverage & Tobacco — 1.5%
Chefs’ Warehouse*	11,030	224
Total Food, Beverage & Tobacco		224
Home Furnishings — 1.3%
Hooker Furniture	5,235	194
Total Home Furnishings		194
Information Technology — 1.5%
GlobalSCAPE	61,552	219
Total Information Technology		219
Insurance — 7.8%
Citizens, Cl A*	25,400	201
EMC Insurance Group	7,500	212
Heritage Insurance Holdings	14,719	251
Kingstone	13,209	277
Kinsale Capital Group	4,720	225
Total Insurance		1,166
Insurance Brokers — 1.4%
Health Insurance Innovations, Cl A*	7,920	206
Total Insurance Brokers		206
Machinery — 4.7%
Columbus McKinnon	6,138	252
Eastern	7,550	202
Titan Machinery*	11,517	248
Total Machinery		702
Materials — 1.5%
Monarch Cement	3,193	223
Total Materials		223

Schedules of Investments	January 31, 2018

Microcap Fund (concluded)

Description	Shares	Value (000)
Medical Products & Services — 7.6%
Cutera*	4,720	$234
FONAR*	8,536	210
Kewaunee Scientific	7,615	221
Psychemedics	11,145	223
Utah Medical Products	2,725	245
Total Medical Products & Services		1,133
Paper & Paper Products — 1.4%
UFP Technologies*	7,194	210
Total Paper & Paper Products		210
Petroleum & Fuel Products — 7.4%
Halcon Resources*	39,379	315
Natural Gas Services Group*	8,371	231
SandRidge Energy*	11,390	204
W&T Offshore*	73,396	354
Total Petroleum & Fuel Products		1,104
Petroleum Refining — 1.3%
REX American Resources*	2,325	190
Total Petroleum Refining		190
Real Estate Investment Trust — 5.5%
Dynex Capital	30,615	199
MedEquities Realty Trust	18,294	200
Mortgage Investment Trust	11,429	199
Preferred Apartment Communities, Cl A	13,647	227
Total Real Estate Investment Trust		825
Retail — 5.9%
CAI International*	7,200	203
Calloway’s Nursery*	29,353	234
Freshpet*	12,453	230
Zumiez*	10,000	208
Total Retail		875
Semi-Conductors & Instruments — 4.1%
AXT*	25,300	200
inTEST*	22,190	196
Kimball Electronics*	11,788	218
Total Semi-Conductors & Instruments		614
Transportation Services — 1.3%
Universal Logistics Holdings	8,416	196
Total Transportation Services		196

Description	Shares	Value (000)
Water Utilities — 1.5%
Middlesex Water	6,050	$228
Total Water Utilities		228
Wireless Telecommunication Services — 1.4%
Spok Holdings	13,101	204
Total Wireless Telecommunication Services		204
Total Common Stock (Cost $12,408 (000))		14,663
Cash Equivalent (A) — 2.1%
Federated Government Obligations Fund, Cl I, 1.210%	307,481	307
Total Cash Equivalent (Cost $307 (000))		307
Total Investments — 100.2% (Cost $12,715 (000))		$14,970

Percentages are based on net assets of $14,947 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2018.

Cl — Class

As of January 31, 2018, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2018, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Mississippi Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 95.4%
Mississippi — 95.4%
Clinton Public School District, GO Callable 10/01/21 @ 100
2.750%, 10/01/28	$200	$201
Lauderdale County, GO
3.000%, 04/01/26	250	256
Callable 11/01/25 @ 100
3.250%, 11/01/31	250	253
Callable 11/01/25 @ 100
3.000%, 11/01/30	100	99
Medical Center Educational Building, Ser A, RB Callable 06/01/22 @ 100
4.000%, 06/01/41	250	255
Mississippi, Development Bank, Gulf Coast Community College District, RB Callable 12/01/26 @ 100
3.375%, 12/01/39	250	240
Mississippi, Development Bank, Southhaven Project RB Callable 01/01/28 @ 100
4.000%, 01/01/30	200	212
Mississippi State University Educational Building, RB Callable 08/01/27 @ 100
4.000%, 08/01/43	500	518
Mississippi State, Capital Improvement Project, Ser A, GO Callable 10/01/21 @ 100
3.750%, 10/01/31	910	943
Mississippi, Development Bank, Columbus Infrastructure Building Project, RB, AGM Callable 12/01/20 @ 100
4.500%, 12/01/30	100	105
Mississippi, Development Bank, Department of Corrections Project, Ser D, RB
5.000%, 08/01/19	200	210
Mississippi, Development Bank, Flowood Refunding Project, RB Callable 11/01/21 @ 100
4.125%, 11/01/31	950	987
Mississippi, Development Bank, Harrison County Coliseum Project, Ser A, RB
5.250%, 01/01/24	200	228
5.250%, 01/01/34	1,200	1,445

Description	Face Amount (000)	Value (000)
Mississippi (continued)
Mississippi, Development Bank, Jackson Public School District Project, RB Callable 04/01/23 @ 100
5.000%, 04/01/28	$575	$640
Mississippi, Development Bank, Jackson Water & Sewer Project, RB, AGM Callable 09/01/22 @ 100
3.500%, 09/01/34	700	696
Mississippi, Development Bank, Jones County Junior College Project, RB, BAM Callable 05/01/26 @ 100
3.500%, 05/01/35	200	193
Mississippi, Development Bank, Jones County Rest Home Project, RB, AGM Pre-Refunded @ 100
5.500%, 04/01/21 (A)	385	430
5.250%, 04/01/21 (A)	305	338
5.125%, 04/01/21 (A)	50	55
Mississippi, Development Bank, Magnolia Regional Health Center Project, Ser A, RB
5.500%, 10/01/21	400	433
Mississippi, Development Bank, Marshall Country Industrial Development Authority, RB Callable 01/01/25 @ 100
3.750%, 01/01/35	200	204
Mississippi, Development Bank, Pearl Capital Improvement Project, RB, AGM Callable 12/01/21 @ 100
4.000%, 12/01/31	455	470
Mississippi, Development Bank, Pearl River Community College Project, RB, AGM Callable 09/01/22 @ 100
3.375%, 09/01/36	750	749
Mississippi, Development Bank, Tax Increment Financing Project, TA Callable 05/01/19 @ 100
4.500%, 05/01/24	120	124
Mississippi, Development Bank, Water & Sewer Project, RB, AGM Callable 03/01/22 @ 100
3.500%, 03/01/32	400	405
Oxford School District, GO Callable 04/01/27 @ 100
3.000%, 04/01/31	300	290

Schedules of Investments	January 31, 2018

Mississippi Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Mississippi (continued)
Oxford School District, School Improvement Project, GO Pre-Refunded @ 100
4.500%, 04/01/21 (A)	$500	$543
State of Mississippi, Ser D, GO Callable 12/01/27 @ 100
3.000%, 12/01/37	500	457
State of Mississippi, State Capital Improvement Project, Ser A, GO Callable 10/01/21 @ 100
4.000%, 10/01/36	900	933
University of Southern Mississippi, Facilities Refinancing Project, Ser A, RB Callable 03/01/25 @ 100
3.250%, 03/01/33	500	495
University of Southern Mississippi, RB Callable 03/01/28 @ 100
4.000%, 03/01/43	500	519
Total Mississippi		13,926
Total Municipal Bonds (Cost $13,614 (000))		13,926
Cash Equivalent (B) — 3.9%
Federated Government Obligations Fund, Cl I, 1.210%	570,731	571
Total Cash Equivalent (Cost $571 (000))		571
Total Investments — 99.3% (Cost $14,185 (000))		$14,497

Percentages are based on net assets of $14,605 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2018.

AGM — Assured Guaranty Municipal

BAM — Build America Mutual

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The following is a list of the level of inputs used as of January 31, 2018, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$13,926	$—	$13,926
Cash Equivalent	571	—	—	571

Total Investments in Securities	$571	$13,926	$—	$14,497

Amounts designated as “—” are either $0 or have been rounded to $0.

During the year ended January 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2018, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Quantitative Long/Short Fund

Description	Shares	Value (000)
Common Stock — 68.5%
Aerospace & Defense — 2.3%
Boeing (A)	4,100	$1,453
Lockheed Martin (A)	2,600	922
Northrop Grumman (A)	4,270	1,454
Total Aerospace & Defense		3,829
Apparel & Textiles — 0.5%
Oxford Industries	10,700	843
Total Apparel & Textiles		843
Automotive — 1.8%
BorgWarner (A)	20,000	1,125
Cooper-Standard Holdings*(A)	9,000	1,121
Gentex	30,000	711
Total Automotive		2,957
Banks — 6.3%
Citigroup (A)	15,700	1,232
Comerica (A)	12,700	1,209
East West Bancorp (A)	17,800	1,173
JPMorgan Chase	7,900	914
Morgan Stanley (A)	20,000	1,131
PNC Financial Services Group (A)	7,700	1,217
TCF Financial	35,000	751
Texas Capital Bancshares*	10,000	948
Wintrust Financial	7,100	610
Zions Bancorporation (A)	21,700	1,172
Total Banks		10,357
Beauty Products — 0.4%
Inter Parfums	15,800	720
Total Beauty Products		720
Casinos & Gaming — 0.6%
Boyd Gaming	14,000	553
Scientific Games, Cl A	10,774	503
Total Casinos & Gaming		1,056
Chemicals — 1.2%
Albemarle	9,000	1,004
Chemours	18,000	929
Total Chemicals		1,933

Description	Shares	Value (000)
Commercial Services — 0.7%
ManpowerGroup	8,600	$1,130
Total Commercial Services		1,130
Computer & Electronics Retail — 0.8%
Best Buy (A)	18,100	1,322
Total Computer & Electronics Retail		1,322
Computer Software — 0.6%
Synopsys*(A)	10,950	1,014
Total Computer Software		1,014
Computers & Services — 4.5%
Cisco Systems	23,900	993
Fidelity National Information Services (A)	9,700	993
HP	48,800	1,138
Total System Services	10,800	960
Visa, Cl A	8,900	1,105
Western Digital	9,000	801
Zebra Technologies, Cl A*(A)	11,800	1,453
Total Computers & Services		7,443
Consumer Products — 1.3%
Deckers Outdoor*	13,100	1,123
Wolverine World Wide	31,500	1,034
Total Consumer Products		2,157
Containers & Packaging — 0.4%
Myers Industries	30,900	649
Total Containers & Packaging		649
Drugs — 0.7%
Bristol-Myers Squibb	9,000	564
Perrigo	7,000	634
Total Drugs		1,198
Electrical Components & Equipment — 0.8%
Vishay Intertechnology (A)	63,200	1,387
Total Electrical Components & Equipment		1,387
Electrical Utilities — 0.6%
CenterPoint Energy	31,800	896
Total Electrical Utilities		896
Electronic Components & Equipment — 1.1%
Avnet	21,600	918
Tech Data*	9,200	923
Total Electronic Components & Equipment		1,841

Schedules of Investments	January 31, 2018

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Entertainment — 0.6%
News	62,000	$1,061
Total Entertainment		1,061
Entertainment & Gaming — 1.3%
Activision Blizzard	17,000	1,260
Take-Two Interactive Software*	7,465	946
Total Entertainment & Gaming		2,206
Financial Services — 2.2%
American Express (A)	13,300	1,322
Ameriprise Financial	6,400	1,080
Goldman Sachs Group	2,600	696
Stifel Financial	7,700	520
Total Financial Services		3,618
Food, Beverage & Tobacco — 0.6%
Tyson Foods, Cl A	12,500	951
Total Food, Beverage & Tobacco		951
Forest Products — 0.7%
Louisiana-Pacific*(A)	38,300	1,134
Total Forest Products		1,134
Industrials — 0.5%
Air Products & Chemicals (A)	5,100	859
Total Industrials		859
Information Technology — 1.2%
Leidos Holdings	14,400	959
Teradata*	26,500	1,073
Total Information Technology		2,032
Insurance — 2.3%
Allstate (A)	8,500	839
Progressive (A)	21,400	1,158
Prudential Financial (A)	8,400	998
Reinsurance Group of America, Cl A	5,500	862
Total Insurance		3,857
Leasing & Renting — 0.6%
Sleep Number*	24,900	937
Total Leasing & Renting		937
Machinery — 3.4%
Caterpillar (A)	7,900	1,286
Hillenbrand (A)	25,600	1,134

Description	Shares	Value (000)
Machinery (continued)
IDEX	6,700	$961
Illinois Tool Works (A)	7,000	1,216
Parker-Hannifin (A)	5,400	1,088
Total Machinery		5,685
Managed Health Care — 1.4%
Humana (A)	2,900	817
UnitedHealth Group (A)	6,350	1,504
Total Managed Health Care		2,321
Medical Products & Services — 7.0%
Agilent Technologies (A)	11,600	852
Amgen (A)	4,700	874
AMN Healthcare Services*	16,200	869
Baxter International	8,700	627
Chemed	3,300	860
Cigna (A)	5,600	1,167
Haemonetics*	14,900	963
Halyard Health*	16,500	805
Hill-Rom Holdings	6,845	584
Integer Holdings*(A)	16,400	822
Lantheus Holdings*	36,300	835
Myriad Genetics*	13,300	491
PerkinElmer	12,500	1,002
Teleflex (A)	2,900	806
Total Medical Products & Services		11,557
Metals & Mining — 0.6%
Steel Dynamics	21,500	976
Total Metals & Mining		976
Paper & Paper Products — 1.3%
Packaging Corp of America	9,000	1,131
WestRock	15,700	1,046
Total Paper & Paper Products		2,177
Petroleum & Fuel Products — 2.3%
Chevron (A)	7,500	940
ConocoPhillips	17,500	1,029
Exterran*	28,800	832
Marathon Oil	58,400	1,062
Total Petroleum & Fuel Products		3,863
Petroleum Refining — 2.1%
Exxon Mobil	11,900	1,039
Marathon Petroleum	14,400	997
Valero Energy	14,200	1,363
Total Petroleum Refining		3,399

Schedules of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Pharmaceuticals — 0.6%
Pfizer (A)	24,800	$918
Total Pharmaceuticals		918
Real Estate Investment Trust — 1.5%
Liberty Property Trust	19,100	791
Life Storage	8,300	690
Potlatch	17,400	920
Total Real Estate Investment Trust		2,401
Retail — 6.0%
Big Lots (A)	18,600	1,131
Children’s Place (A)	9,600	1,438
DSW, Cl A	37,000	741
Hibbett Sports*	43,000	972
Kohl’s	12,000	777
Perry Ellis International*	35,300	847
Ralph Lauren, Cl A (A)	13,773	1,574
Tailored Brands	49,500	1,197
Wal-Mart Stores	11,000	1,173
Total Retail		9,850
Semi-Conductors & Instruments — 6.0%
Applied Materials (A)	23,000	1,233
Diodes*	31,500	888
Kla-Tencor (A)	9,500	1,043
Kulicke & Soffa Industries*(A)	55,219	1,271
Lam Research (A)	7,200	1,379
Microchip Technology (A)	9,900	943
Micron Technology*	21,000	918
Teradyne	21,000	963
Texas Instruments	11,200	1,228
Total Semi-Conductors & Instruments		9,866
Telecommunication Services — 0.5%
Blucora*	34,000	830
Total Telecommunication Services		830
Waste Management Services — 0.8%
Waste Management (A)	14,100	1,247
Total Waste Management Services		1,247
Wireless Telecommunication Services — 0.4%
Telephone & Data Systems	24,600	675
Total Wireless Telecommunication Services		675
Total Common Stock (Cost $87,918 (000))		113,152

Description	Shares	Value (000)
Cash Equivalent (B) — 34.4%
Federated Government Obligations Fund, Cl I, 1.210%	56,930,963	$56,931
Total Cash Equivalent (Cost $56,931 (000))		56,931
Total Investments — 102.9% (Cost $144,849 (000))		$170,083

Percentages are based on net assets of $165,254 (000).

Securities Sold Short — (4.4)%
Description	Shares	Value (000)
Common Stock — (4.4)%
Agriculture — (0.2)%
Andersons	(5,450)	$(186)
Bunge	(2,600)	(207)
Total Agriculture		(393)
Airlines — (0.2)%
Alaska Air Group	(2,580)	(170)
Hawaiian Holdings	(4,800)	(179)
Total Airlines		(349)
Banks — (0.1)%
Franklin Financial Network*	(4,940)	(159)
Total Banks		(159)
Building & Construction — (0.3)%
Apogee Enterprises	(4,010)	(183)
Armstrong Flooring*	(10,810)	(167)
Johnson Controls International	(4,630)	(181)
Total Building & Construction		(531)
Cable/Media — (0.1)%
MSG Networks*	(8,550)	(205)
Total Cable/Media		(205)
Chemicals — (0.2)%
NewMarket	(460)	(183)
Sensient Technologies	(2,510)	(180)
Total Chemicals		(363)
Commercial Services — (0.2)%
ABM Industries	(4,720)	(180)
WageWorks*	(2,960)	(179)
Total Commercial Services		(359)

Schedules of Investments	January 31, 2018

Quantitative Long/Short Fund (concluded)

Description	Shares	Value (000)
Computer Software — (0.1)%
Pegasystems	(3,660)	$(186)
Total Computer Software		(186)
Computers & Services — (0.3)%
Ciena*	(8,010)	(170)
Electronics For Imaging*	(6,240)	(183)
Netscout Systems*	(6,870)	(196)
Total Computers & Services		(549)
Drugs — (0.1)%
Aclaris Therapeutics*	(7,530)	(167)
Total Drugs		(167)
E-Commerce — (0.1)%
TripAdvisor*	(5,110)	(177)
Total E-Commerce		(177)
Entertainment — (0.1)%
IMAX*	(8,940)	(178)
Total Entertainment		(178)
Food, Beverage & Tobacco — (0.2)%
SpartanNash	(7,370)	(179)
Weis Markets	(4,570)	(182)
Total Food, Beverage & Tobacco		(361)
Information Technology — (0.2)%
CommVault Systems*	(3,470)	(185)
Hackett Group	(11,290)	(181)
Total Information Technology		(366)
Insurance — (0.1)%
Assured Guaranty	(5,420)	(193)
Total Insurance		(193)
Machinery — (0.1)%
CIRCOR International	(3,460)	(184)
Total Machinery		(184)
Medical Products & Services — (0.4)%
BioSpecifics Technologies*	(4,190)	(179)
Incyte*	(2,020)	(182)
Ironwood Pharmaceuticals, Cl A*	(12,340)	(183)
Repligen*	(5,200)	(184)
Total Medical Products & Services		(728)

Description	Shares	Value (000)
Retail — (0.8)%
Cheesecake Factory	(3,840)	$(189)
Core-Mark Holding	(7,410)	(164)
Fiesta Restaurant Group*	(9,480)	(182)
NOW*	(14,790)	(174)
Papa John’s International	(3,090)	(200)
Sally Beauty Holdings*	(9,920)	(165)
Ulta Beauty*	(770)	(171)
Total Retail		(1,245)
Semi-Conductors & Instruments — (0.2)%
Fabrinet*	(6,290)	(156)
Veeco Instruments*	(11,140)	(185)
Total Semi-Conductors & Instruments		(341)
Telecommunication Services — (0.1)%
Wix.com*	(3,080)	(188)
Total Telecommunication Services		(188)
Total Common Stock (Proceeds $(7,418))		(7,222)
Total Securities Sold Short — (4.4)% (Proceeds $(7,418))		$(7,222)

Percentages are based on Net Assets of $165,254 (000).

*	Non-income producing security.
(A)	All or a portion of this security has been held in a segregated account as collateral for securities sold short.
(B)	The rate reported is the 7-day effective yield as of January 31, 2018.

Cl — Class

As of January 31, 2018, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2018, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

U.S. Small Cap Fund

Description	Shares	Value (000)
Common Stock — 99.1%
Aerospace & Defense — 1.6%
Huntington Ingalls Industries	2,240	$532
Total Aerospace & Defense		532
Automotive — 5.0%
Gentex	27,540	652
Harsco*	23,285	417
Modine Manufacturing*	25,745	601
Total Automotive		1,670
Banks — 6.9%
Federal Agricultural Mortgage, Cl C	7,360	591
Green Bancorp*	21,870	521
MGIC Investment*	41,880	621
WSFS Financial	10,980	561
Total Banks		2,294
Broadcasting, Newspapers and Advertising — 1.6%
Gray Television*	33,340	545
Total Broadcasting, Newspapers and Advertising		545
Building & Construction — 8.3%
Beazer Homes USA*	30,670	569
KB Home	14,880	469
Owens Corning	7,080	658
Patrick Industries*	9,940	637
Universal Forest Products	12,040	449
Total Building & Construction		2,782
Casino & Gaming — 1.8%
Scientific Games, Cl A*	13,170	615
Total Casino & Gaming		615
Containers & Packaging — 1.5%
Berry Global Group*	8,460	501
Total Containers & Packaging		501
Electrical Components & Equipment — 1.8%
Vishay Intertechnology	27,540	605
Total Electrical Components & Equipment		605
Electronic Components & Equipment — 2.4%
Electro Scientific Industries*	34,005	796
Total Electronic Components & Equipment		796

Description	Shares	Value (000)
Engineering Services — 1.5%
EMCOR Group	6,080	$494
Total Engineering Services		494
Financial Services — 9.7%
Enova International*	37,120	664
Invesco Mortgage Capital	28,650	465
Moelis, Cl A	12,200	631
Piper Jaffray	8,330	769
World Acceptance*	6,180	730
Total Financial Services		3,259
Food, Beverage & Tobacco — 1.2%
Sanderson Farms	3,170	402
Total Food, Beverage & Tobacco		402
Gas & Natural Gas — 1.4%
Atmos Energy	5,540	459
Total Gas & Natural Gas		459
Insurance — 3.5%
First American Financial	10,210	603
Hanover Insurance Group	5,010	567
Total Insurance		1,170
Leasing & Renting — 1.2%
RH*	4,310	405
Total Leasing & Renting		405
Machinery — 6.4%
Columbus McKinnon	12,650	518
Global Brass & Copper Holdings	16,280	523
Kadant	5,670	569
RBC Bearings*	4,220	532
Total Machinery		2,142
Manufacturing — 1.4%
John B Sanfilippo & Son	7,680	481
Total Manufacturing		481
Medical Products & Services — 7.7%
Akebia Therapeutics*	28,370	419
Lantheus Holdings*	26,120	601
Masimo*	5,750	542
Merit Medical Systems*	11,580	538
United Therapeutics*	3,750	484
Total Medical Products & Services		2,584

Schedules of Investments	January 31, 2018

U.S. Small Cap Fund (concluded)

Description	Shares	Value (000)
Petroleum & Fuel Products — 6.1%
Exterran*	15,930	$460
Patterson-UTI Energy	27,950	660
ProPetro Holding*	24,645	460
RPC	23,350	472
Total Petroleum & Fuel Products		2,052
Petroleum Refining — 1.2%
REX American Resources*	4,970	406
Total Petroleum Refining		406
Printing & Publishing — 1.5%
Deluxe	6,960	517
Total Printing & Publishing		517
Real Estate Investment Trust — 5.4%
HFF, Cl A*	10,115	498
PS Business Parks	3,680	449
RE, Cl A	7,760	383
Summit Hotel Properties	31,320	485
Total Real Estate Investment Trust		1,815
Retail — 5.4%
Children’s Place	4,290	642
Conn’s*	17,740	591
UniFirst	3,490	577
Total Retail		1,810
Semi-Conductors & Instruments — 7.7%
AXT*	53,580	423
Cirrus Logic*	8,500	421
FormFactor*	28,700	412
Jabil	15,880	404
Rudolph Technologies*	21,770	570
Ultra Clean Holdings*	16,340	355
Total Semi-Conductors & Instruments		2,585
Telecommunication Services — 1.8%
Iridium Communications*	48,580	617
Total Telecommunication Services		617
Transportation Services — 3.4%
Greenbrier	10,410	522
Meritor*	22,260	607
Total Transportation Services		1,129

Description	Shares	Value (000)
Wireless Telecommunication Services — 1.7%
Boingo Wireless*	22,840	$554
Total Wireless Telecommunication Services		554
Total Common Stock (Cost $27,770 (000))		33,221
Cash Equivalent (A) — 1.0%
Federated Government Obligations Fund, Cl I, 1.210%	344,968	345
Total Cash Equivalent (Cost $345 (000))		345
Total Investments — 100.1% (Cost $28,115 (000))		$33,566

Percentages are based on net assets of $33,519 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2018.

Cl — Class

As of January 31, 2018, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

During the year ended January 31, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

During the year ended January 31, 2018, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1)

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund
Assets:
Investments in securities at value (Cost $458,402, $50,366 and $182,231, respectively)	$698,015	$52,199	$277,760
Foreign currency (Cost $0, $0 and $184, respectively)	—	—	193
Receivable for investment securities sold	—	518	—
Receivable for capital shares sold	511	32	21
Tax reclaims receivable	—	—	823
Accrued income	67	390	219
Prepaid expenses	39	13	24

Total Assets	698,632	53,152	279,040

Liabilities:
Payable for investment securities purchased	—	508	—
Payable for capital shares redeemed	1,359	93	86
Payable due to Adviser	529	24	227
Shareholder servicing fees payable	89	5	6
Payable due to Administrator	46	3	19
Payable due to Custodian	39	3	73
Payable due to Transfer Agent	26	8	—
Payable for distribution fees	78	1	—
Payable due to Trustees	15	1	6
Chief Compliance Officer fees payable	5	—	3
Other accrued expenses	383	31	173

Total Liabilities	2,569	677	593

Net Assets	$696,063	$52,475	$278,447

Net Assets:
Paid-in-Capital	$416,186	$60,127	$193,427
Undistributed (distributions in excess of) net investment income	(747)	(565)	(364)
Accumulated net realized gain (loss) on investments	41,011	(8,920)	(10,180)
Net unrealized appreciation (depreciation) on investments (including foreign currency)	239,613	1,833	95,529
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	35

Net Assets	$696,063	$52,475	$278,447

Institutional Class Shares:
Net Assets	$228,272	$46,668	$270,452
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,286,526	3,532,220	10,241,362
Net Asset Value, Offering and Redemption Price Per Share	$69.46	$13.21	$26.41

Investor Class Shares:
Net Assets	$437,070	$5,367	$7,875
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,314,845	406,767	298,013
Net Asset Value, Offering and Redemption Price Per Share	$69.21	$13.19	$26.42	*

Class C Shares:
Net Assets	n/a	$440	$120
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	33,420	4,657
Net Asset Value, Offering and Redemption Price Per Share	n/a	$13.16 *	$25.72	*

Class D Shares:
Net Assets	$30,721	n/a	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	461,009	n/a	n/a
Net Asset Value, Offering and Redemption Price Per Share	$66.64	n/a	n/a

“n/a” designates that the Fund does not offer this class.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)	As of January 31, 2018

	Dynamic Asset Allocation Fund		International Small Cap Fund		Louisiana Tax-Free Income Fund
Assets:
Investments in securities at value (Cost $6,359, $14,819 and $6,719, respectively)	$6,930		$18,405		$6,865
Foreign currency (Cost $0, $30 and $0, respectively)	—		30		—
Cash	—		—		—
Receivable for investment securities sold	793		31		—
Accrued income	—		33		82
Receivable from Adviser	—		—		2
Receivable for capital shares sold	—		—		10
Tax reclaims receivable	—		19		—
Prepaid expenses	1		1		1

Total Assets	7,724		18,519		6,960

Liabilities:
Payable for investment securities purchased	1,364		92		265
Payable for capital shares redeemed	—		—		1
Payable due to Adviser	2		13		—
Shareholder servicing fees payable	—		1		3
Payable due to Administrator	1		1		1
Payable due to Custodian	—		1		1
Payable due to Transfer Agent	6		6		6
Other accrued expenses	4		10		6

Total Liabilities	1,377		124		283

Net Assets	$6,347		$18,395		$6,677

Net Assets:
Paid-in-Capital	$6,035		$15,188		$6,777
Undistributed (distributions in excess of) net investment income	(13)		(250)		—
Accumulated net realized loss on investments	(246)		(130)		(246)
Net unrealized appreciation on investments (including foreign currency)	571		3,586		146
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—		1		—

Net Assets	$6,347		$18,395		$6,677

Institutional Class Shares:
Net Assets	$5,449		$17,866		$3,781
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	329,517		963,794		225,473
Net Asset Value, Offering and Redemption Price Per Share	$16.54		$18.54		$16.77	*

Investor Class Shares:
Net Assets	$552		$529		$2,879
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	33,362		28,532		171,732
Net Asset Value, Offering and Redemption Price Per Share	$16.53	*	$18.53	*	$16.77	*

Class C Shares:
Net Assets	$346		$—		$17
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	21,093		13		1,004
Net Asset Value, Offering and Redemption Price Per Share	$16.42	*	$18.49	*	$16.94	*

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)

	Microcap Fund		Mississippi Tax-Free Income Fund
Assets:
Investments in securities at value (Cost $12,715 and $14,185, respectively)	$14,970		$14,497
Receivable for capital shares sold	8		—
Accrued income	1		142
Prepaid expenses	1		2

Total Assets	14,980		14,641

Liabilities:
Payable for capital shares redeemed	3		11
Payable due to Adviser	12		2
Payable due to Transfer Agent	6		6
Payable due to Administrator	1		1
Shareholder servicing fees payable	1		7
Other accrued expenses	10		9

Total Liabilities	33		36

Net Assets	$14,947		$14,605

Net Assets:
Paid-in-Capital	$12,516		$14,926
Undistributed (distributions in excess of) net investment income	(36)		1
Accumulated net realized gain (loss) on investments	212		(634)
Net unrealized appreciation on investments	2,255		312

Net Assets	$14,947		$14,605

Institutional Class Shares:
Net Assets	$14,167		$8,829
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	734,806		545,815
Net Asset Value, Offering and Redemption Price Per Share	$19.28		$16.18	*

Investor Class Shares:
Net Assets	$729		$5,744
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	37,987		354,887
Net Asset Value, Offering and Redemption Price Per Share	$19.19		$16.18	*

Class C Shares:
Net Assets	$51		$32
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,737		1,948
Net Asset Value, Offering and Redemption Price Per Share	$18.80	*	$16.20	*

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (concluded)	As of January 31, 2018

	Quantitative Long/Short Fund	U.S. Small Cap Fund
Assets:
Investments in securities at value (Cost $144,849 and $28,115, respectively)	$170,083	$33,566
Deposits held at Prime Broker	7,222	—
Receivable for capital shares sold	314	34
Accrued income	134	5
Prepaid expenses	21	3

Total Assets	177,774	33,608

Liabilities:
Payable for securities sold short (Proceeds $7,418 and $0, respectively)	7,222	—
Payable due to Adviser	114	21
Payable due to Prime Broker	848	—
Payable due to Transfer Agent	11	7
Payable due to Administrator	11	2
Payable for capital shares redeemed	4,200	37
Payable due to Custodian	3	2
Shareholder servicing fees payable	10	1
Payable due to Trustees	3	1
Payable for distribution fees	7	1
Chief Compliance Officer fees payable	1	—
Other accrued expenses	90	17

Total Liabilities	12,520	89

Net Assets	$165,254	$33,519

Net Assets:
Paid-in-Capital	$137,235	$28,906
Undistributed (distributions in excess of) net investment income	133	(35)
Accumulated net realized gain (loss) on investments	2,456	(803)
Net unrealized appreciation on investments (including securities sold short)	25,430	5,451

Net Assets	$165,254	$33,519

Institutional Class Shares:
Net Assets	$141,821	$31,856
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,101,069	1,627,699
Net Asset Value, Offering and Redemption Price Per Share	$19.97	$19.57

Investor Class Shares:
Net Assets	$19,994	$1,507
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,023,435	77,383
Net Asset Value, Offering and Redemption Price Per Share	$19.54	$19.48	*

Class C Shares:
Net Assets	$3,439	$156
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	192,061	8,235
Net Asset Value, Offering and Redemption Price Per Share	$17.91	$18.99	*

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000)

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund
Investment Income:
Interest income	$—	$1,278	$—	$—
Dividend income	9,388	1,282	6,698	111
Other income	230	—	—	—
Less: Foreign taxes withheld	—	—	(575)	—

Total Investment Income	9,618	2,560	6,123	111

Expenses:
Investment advisory fees	6,929	395	2,529	27
Administration fees	567	43	206	3
Shareholder servicing fees — Investor Class	1,095	15	20	1
Shareholder servicing fees — Class C	n/a	1	—	1
Shareholder servicing fees — Class D	41	n/a	n/a	n/a
Distribution fees — Class C	n/a	4	1	3
Distribution fees — Class D	89	n/a	n/a	n/a
Transfer agent fees	165	46	83	37
Custodian fees	223	17	315	1
Trustees’ fees	69	5	25	—
Chief Compliance Officer fees	14	1	6	—
Registration fees	84	43	44	3
Professional fees	269	21	107	2
Printing fees	230	19	87	3
Insurance and other expenses	94	16	41	2

Total Expenses	9,869	626	3,464	83

Less: Investment advisory fees waived	(130)	(98)	—	(25)

Total Net Expenses	9,739	528	3,464	58

Net Investment Income (Loss)	(121)	2,032	2,659	53

Net realized gain (loss) from security transactions	86,726	183	18,143	68
Net realized gain distributions from investment company shares	—	—	—	7
Net realized loss from foreign currency transactions	—	—	(129)	—
Net change in unrealized appreciation (depreciation) on investments	3,985	(212)	48,805	438
Net change in unrealized appreciation (depreciation) on foreign currency	—	—	58	—

Net Realized and Unrealized Gain (Loss) on Investments	90,711	(29)	66,877	513

Net Increase in Net Assets Resulting from Operations	$90,590	$2,003	$69,536	$566

“n/a” designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (continued)	For the year ended January 31, 2018

	International Small Cap Fund	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund
Investment Income:
Interest income	$17	$254	$—	$537
Dividend income	330	—	174	—
Less: Foreign taxes withheld	(32)	—	—	—

Total Investment Income	315	254	174	537

Expenses:
Investment advisory fees	144	44	119	90
Administration fees	10	6	9	11
Shareholder servicing fees — Investor Class	1	8	2	16
Shareholder servicing fees — Class C Shares	—	—	—	—
Distribution fees — Class C Shares	—	—	—	—
Custodian fees	4	2	4	5
Transfer agent fees	38	37	38	39
Trustees’ fees	1	1	1	1
Chief Compliance Officer fees	1	—	1	1
Professional fees	6	3	5	6
Printing fees	7	4	6	6
Registration fees	3	7	3	9
Insurance and other expenses	10	7	4	8

Total Expenses	225	119	192	192

Less: Investment advisory fees waived	(21)	(44)	(11)	(63)
Less: Reimbursement from Adviser	—	(13)	—	—

Total Net Expenses	204	62	181	129

Net Investment Income (Loss)	111	192	(7)	408

Net realized gain from security transactions	646	132	184	183
Net realized (loss) from foreign currency transactions	(25)	—	—	—
Net change in unrealized appreciation (depreciation) on investments	3,021	(125)	1,380	(213)
Net change in unrealized appreciation (depreciation) on foreign currency	1	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	3,643	7	1,564	(30)

Net Increase in Net Assets Resulting from Operations	$3,754	$199	$1,557	$378

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (concluded)	For the year ended January 31, 2018

	Quantitative Long/Short Fund	U.S. Small Cap Fund
Investment Income:
Dividend income	$2,041	$358
Other Income	75	—

Total Investment Income	2,116	358

Expenses:
Investment advisory fees	1,221	234
Administration fees	118	22
Shareholder servicing fees — Investor Class	78	4
Shareholder servicing fees — Class C	9	—
Distribution fees — Class C	28	1
Transfer agent fees	63	41
Custodian fees	15	9
Trustees’ fees	15	3
Chief Compliance Officer fees	3	1
Prime broker interest expense on securities sold short	80	—
Dividend expense on securities sold short	78	—
Registration fees	47	5
Professional fees	58	12
Printing fees	51	12
Insurance and other expenses	23	6

Total Expenses	1,887	350

Less: Investment advisory fees waived	—	(23)

Total Net Expenses	1,887	327

Net Investment Income	229	31

Net realized gain (loss) from security transactions	5,996	(691)
Net realized gain on securities sold short	1,573	—
Net change in unrealized appreciation on investments	8,863	2,863
Net change in unrealized (depreciation) on securities sold short	(220)	—

Net Realized and Unrealized Gain on Investments	16,212	2,172

Net Increase in Net Assets Resulting from Operations	$16,441	$2,203

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)	For the years ended January 31

	Burkenroad Small Cap Fund		Diversified Income Fund		Diversified International Fund
	2018	2017	2018	2017	2018	2017
Investment Activities:
Net investment income (loss)	$(121)	$(223)	$2,032	$2,145	$2,659	$3,407
Net realized gain (loss) from security transactions and foreign currency transactions	86,726	16,812	183	(761)	18,014	5,556
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,985	159,145	(212)	4,814	48,863	41,916

Net Increase in Net Assets Resulting from Operations	90,590	175,734	2,003	6,198	69,536	50,879

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	—	—	(1,873)	(1,708)	(2,597)	(2,947)
Investor Class Shares	—	—	(210)	(249)	(52)	(58)
Class C Shares	n/a	n/a	(15)	(25)	—	—
Class D Shares	—	—	n/a	n/a	n/a	n/a
Realized capital gains:
Institutional Class Shares	(13,911)	—	—	—	—	—
Investor Class Shares	(36,770)	—	—	—	—	—
Class C Shares	n/a	n/a	—	—	—	—
Class D Shares	(2,451)	—	n/a	n/a	n/a	n/a
Return of capital:
Institutional Class Shares	—	—	(489)	(552)	—	—
Investor Class Shares	—	—	(59)	(99)	—	—
Class C Shares	n/a	n/a	(6)	(10)	—	—
Class D Shares	—	—	n/a	n/a	n/a	n/a

Total Dividends and Distributions	(53,132)	—	(2,652)	(2,643)	(2,649)	(3,005)

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	122,851	149,827	7,470	10,803	18,884	21,233
Shares reinvested	12,243	—	523	518	1,602	1,921
Shares redeemed	(65,503)	(11,688)	(9,149)	(6,354)	(59,459)	(114,962)

Net Institutional Class Shares Transactions	69,591	138,139	(1,156)	4,967	(38,973)	(91,808)

Investor Class Shares:
Shares issued	104,283	141,442	475	853	796	1,175
Shares reinvested	33,437	—	193	252	48	52
Shares redeemed	(311,277)	(339,345)	(1,751)	(3,653)	(2,717)	(9,748)

Net Investor Class Shares Transactions	(173,557)	(197,903)	(1,083)	(2,548)	(1,873)	(8,521)

Class C Shares:
Shares issued	n/a	n/a	25	15	—	15
Shares reinvested	n/a	n/a	18	32	—	—
Shares redeemed	n/a	n/a	(337)	(487)	(36)	(19)

Net Class C Shares Transactions	n/a	n/a	(294)	(440)	(36)	(4)

Class D Shares:
Shares issued	2,840	10,928	n/a	n/a	n/a	n/a
Shares reinvested	2,325	—	n/a	n/a	n/a	n/a
Shares redeemed	(22,986)	(31,624)	n/a	n/a	n/a	n/a

Net Class D Shares Transactions	(17,821)	(20,696)	n/a	n/a	n/a	n/a

Total Increase (Decrease) in Net Assets from Capital Share Transactions	(121,787)	(80,460)	(2,533)	1,979	(40,882)	(100,333)

Total Increase (Decrease) in Net Assets	(84,329)	95,274	(3,182)	5,534	26,005	(52,459)

Net Assets:
Beginning of year	780,392	685,118	55,657	50,123	252,442	304,901

End of year	$696,063	$780,392	$52,475	$55,657	$278,447	$252,442

Undistributed (distributions in excess of) net investment income	$(747)	$(626)	$(565)	$(480)	$(364)	$(345)

“n/a” designates that the Fund does not offer this class.

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) (continued)

	Dynamic Asset Allocation Fund		International Small Cap Fund		Louisiana Tax-Free Income Fund		Microcap Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Investment Activities:
Net investment income (loss)	$53	$4	$111	$100	$192	$236	$(7)	$17
Net realized gain (loss) from security transactions, realized gain distributions from investment company shares and foreign currency transactions	75	82	621	(548)	132	126	184	585
Net change in unrealized appreciation (depreciation) on investments and foreign currency	438	163	3,022	1,000	(125)	(373)	1,380	955

Net Increase (Decrease) in Net Assets Resulting from Operations	566	249	3,754	552	199	(11)	1,557	1,557

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	(52)	(12)	(290)	(124)	(118)	(126)	—	(19)
Investor Class Shares	(4)	(2)	(8)	(5)	(82)	(111)	—	—
Class C Shares	—	—	—	—	—	—	—	—
Realized capital gains:
Institutional Class Shares	—	—	—	—	—	—	(244)	—
Investor Class Shares	—	—	—	—	—	—	(13)	—
Class C Shares	—	—	—	—	—	—	(1)	—

Total Dividends and Distributions	(56)	(14)	(298)	(129)	(200)	(237)	(258)	(19)

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	3,382	939	6,605	1,714	581	781	6,104	1,969
Shares reinvested	14	3	49	19	15	16	241	4
Shares redeemed	(111)	(34)	(370)	(975)	(755)	(1,642)	(868)	(333)

Net Institutional Class Shares Transactions	3,285	908	6,284	758	(159)	(845)	5,477	1,640

Investor Class Shares:
Shares issued	79	349	103	171	189	701	71	143
Shares reinvested	4	2	8	5	71	97	13	—
Shares redeemed	(248)	(390)	(138)	(360)	(669)	(2,118)	(215)	(517)

Net Investor Class Shares Transactions	(165)	(39)	(27)	(184)	(409)	(1,320)	(131)	(374)

Class C Shares:
Shares issued	6	1	—	—	17	—	—	6
Shares reinvested	—	—	—	—	—	—	1	—
Shares redeemed	(35)	(77)	—	(2)	—	—	(1)	(18)

Net Class C Shares Transactions	(29)	(76)	—	(2)	17	—	—	(12)

Total Increase (Decrease) in Net Assets from Capital Share Transactions	3,091	793	6,257	572	(551)	(2,165)	5,346	1,254

Total Increase (Decrease) in Net Assets	3,601	1,028	9,713	995	(552)	(2,413)	6,645	2,792

Net Assets:
Beginning of year	2,746	1,718	8,682	7,687	7,229	9,642	8,302	5,510

End of year	$6,347	$2,746	$18,395	$8,682	$6,677	$7,229	$14,947	$8,302

Undistributed (distributions in excess of) net investment income	$(13)	$(10)	$(250)	$(101)	$—	$8	$(36)	$(7)

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) (concluded)	For the years ended January 31

	Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund		U.S. Small Cap Fund
	2018	2017	2018	2017	2018	2017
Investment Activities:
Net investment income	$408	$424	$229	$53	$31	$51
Net realized gain (loss) from investments (including securities sold short)	183	78	7,569	(3,458)	(691)	574
Net change in unrealized appreciation (depreciation) on investments (including securities sold short)	(213)	(704)	8,643	13,654	2,863	2,525

Net Increase (Decrease) in Net Assets Resulting from Operations	378	(202)	16,441	10,249	2,203	3,150

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	(248)	(229)	—	—	(15)	(81)
Investor Class Shares	(160)	(208)	—	—	—	(4)
Class C Shares	(1)	(1)	—	—	—	—
Realized capital gains:
Institutional Class Shares	—	—	(1,688)	—	—	—
Investor Class Shares	—	—	(435)	—	—	—
Class C Shares	—	—	(52)	—	—	—

Total Dividends and Distributions	(409)	(438)	(2,175)	—	(15)	(85)

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	1,284	457	41,909	28,686	21,143	3,533
Shares reinvested	6	5	1,593	—	5	33
Shares redeemed	(308)	(195)	(12,612)	(12,367)	(4,709)	(2,416)

Net Institutional Class Shares Transactions	982	267	30,890	16,319	16,439	1,150

Investor Class Shares
Shares issued	555	1,478	13,430	32,008	853	253
Shares reinvested	138	175	422	—	—	4
Shares redeemed	(1,511)	(3,182)	(56,536)	(52,588)	(531)	(696)

Net Investor Class Shares Transactions	(818)	(1,529)	(42,684)	(20,580)	322	(439)

Class C Shares:
Shares issued	10	—	766	991	—	21
Shares reinevsted	1	1	48	—	—	—
Shares redeemed	(10)	—	(1,488)	(1,191)	(40)	(3)

Net Class C Shares Transactions	1	1	(674)	(200)	(40)	18

Total Increase (Decrease) in Net Assets from Capital Share Transactions	165	(1,261)	(12,468)	(4,461)	16,721	729

Total Increase (Decrease) in Net Assets	134	(1,901)	1,798	5,788	18,909	3,794

Net Assets:
Beginning of year	14,471	16,372	163,456	157,668	14,610	10,816

End of year	$14,605	$14,471	$165,254	$163,456	$33,519	$14,610

Undistributed (distributions in excess of) net investment income	$1	$2	$133	$(122)	$(35)	$(33)

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Burkenroad Small Cap Fund
INSTITUTIONAL CLASS SHARES
2018	$65.95	$0.08		$8.94	$9.02	$—	$(5.51)	$(5.51)	$69.46
2017*	57.19	0.09		8.67	8.76	—	—	—	65.95
INVESTOR CLASS SHARES^
2018	$65.83	$(0.03	)(3)	$8.92	$8.89	$—	$(5.51)	$(5.51)	$69.21
2017	51.65	(0.02)		14.20	14.18	—	—	—	65.83
2016	54.22	0.00		(2.15)	(2.15)	—	(0.42)	(0.42)	51.65
2015	55.57	(0.11)		(0.04)	(0.15)	—	(1.20)	(1.20)	54.22
2014	44.64	(0.30)		11.44	11.14	—	(0.21)	(0.21)	55.57
CLASS D SHARES
2018	$63.69	$(0.16)		$8.62	$8.46	$—	$(5.51)	$(5.51)	$66.64
2017	50.10	(0.16)		13.75	13.59	—	—	—	63.69
2016	52.74	(0.14)		(2.08)	(2.22)	—	(0.42)	(0.42)	50.10
2015	54.22	(0.25)		(0.03)	(0.28)	—	(1.20)	(1.20)	52.74
2014	43.66	(0.42)		11.19	10.77	—	(0.21)	(0.21)	54.22

(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(2)	Portfolio turnover is for the Fund for the full year.
(3)	For the year ended January 31, 2018, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$0.03	0.04%	0.05%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
*	Commenced operations on May 31, 2016. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return is for the period indicated and has not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2018

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

13.79%		$228,272	1.15%	1.17%	0.12%		50%
15.32		150,676	1.14	1.14	0.22		38 (2)

13.61	%(3)	$437,070	1.35%	1.37%	(0.04	)%(3)	50%
27.45		582,849	1.39	1.39	(0.03)		38
(4.01)		629,950	1.37	1.37	0.01		39
(0.34)		691,396	1.35	1.35	(0.18)		53
24.97		628,798	1.40 (1)	1.37	(0.58)		28

13.40%		$30,721	1.52%	1.53%	(0.25)%		50%
27.13		46,867	1.64	1.64	(0.28)		38
(4.25)		55,168	1.62	1.62	(0.26)		39
(0.59)		51,225	1.60	1.60	(0.44)		53
24.68		46,714	1.65 (1)	1.62	(0.83)		28

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Dividends
Diversified Income Fund
INSTITUTIONAL CLASS SHARES
2018	$13.37	$0.49	$(0.01)	$0.48	$(0.51)	$(0.13)	$—	$(0.64)
2017	12.56	0.51	0.92	1.43	(0.47)	(0.15)	—	(0.62)
2016	14.79	0.64	(2.05)	(1.41)	(0.73)	(0.09)	—	(0.82)
2015	15.49	0.56	(0.32)	0.24	(0.66)	(0.18)	(0.10)	(0.94)
2014	15.50	0.77	(0.01)	0.76	(0.76)	—	(0.01)	(0.77)
INVESTOR CLASS SHARES^
2018	$13.35	$0.45	$(0.01)	$0.44	$(0.47)	$(0.13)	$—	$(0.60)
2017	12.54	0.46	0.93	1.39	(0.42)	(0.16)	—	(0.58)
2016	14.78	0.60	(2.04)	(1.44)	(0.72)	(0.08)	—	(0.80)
2015	15.50	0.55	(0.36)	0.19	(0.65)	(0.16)	(0.10)	(0.91)
2014	15.50	0.74	—	0.74	(0.73)	—	(0.01)	(0.74)
CLASS C SHARES
2018	$13.32	$0.34	$—	$0.34	$(0.37)	$(0.13)	$—	$(0.50)
2017	12.51	0.36	0.93	1.29	(0.34)	(0.14)	—	(0.48)
2016	14.77	0.49	(2.04)	(1.55)	(0.63)	(0.08)	—	(0.71)
2015	15.48	0.42	(0.33)	0.09	(0.57)	(0.13)	(0.10)	(0.80)
2014	15.50	0.60	0.01	0.61	(0.62)	—	(0.01)	(0.63)

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2018

Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$13.21	3.64%	$46,668	0.90%	1.07%	3.64%	59%
13.37	11.56	48,405	0.90	1.04	3.84	83
12.56	(9.90)	40,448	0.90	1.00	4.56	77
14.79	1.37	52,046	0.90	0.99	3.56	77
15.49	5.06	53,949	0.90	0.98	4.98	74

$13.19	3.38%	$5,367	1.15%	1.32%	3.38%	59%
13.35	11.29	6,514	1.15	1.28	3.50	83
12.54	(10.11)	8,557	1.15	1.25	4.28	77
14.78	1.08	12,563	1.15	1.24	3.47	77
15.50	4.87	10,931	1.15	1.23	4.74	74

$13.16	2.61%	$440	1.90%	2.07%	2.58%	59%
13.32	10.47	738	1.90	2.03	2.75	83
12.51	(10.85)	1,118	1.90	2.00	3.53	77
14.77	0.43	1,556	1.90	2.00	2.66	77
15.48	4.00	1,180	1.90	1.99	3.89	74

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Diversified International Fund
INSTITUTIONAL CLASS SHARES
2018	$20.61	$0.23	$5.81	$6.04	$(0.24)	$—	$(0.24)	$26.41
2017	17.57	0.22	3.05	3.27	(0.23)	—	(0.23)	20.61
2016	21.02	0.23	(3.42)	(3.19)	(0.26)	—	(0.26)	17.57
2015	21.55	0.19	(0.54)	(0.35)	(0.18)	—	(0.18)	21.02
2014	21.28	0.14	0.28	0.42	(0.12)	(0.03)	(0.15)	21.55
INVESTOR CLASS SHARES^
2018	$20.62	$0.18	$5.79	$5.97	$(0.17)	$—	$(0.17)	$26.42
2017	17.56	0.21	3.00	3.21	(0.15)	—	(0.15)	20.62
2016	20.94	0.22	(3.45)	(3.23)	(0.15)	—	(0.15)	17.56
2015	21.47	0.14	(0.55)	(0.41)	(0.12)	—	(0.12)	20.94
2014	21.21	0.10	0.25	0.35	(0.06)	(0.03)	(0.09)	21.47
CLASS C SHARES
2018	$20.09	$—	$5.63	$5.63	$—	$—	$—	$25.72
2017	17.12	0.02	2.98	3.00	(0.03)	—	(0.03)	20.09
2016	20.41	0.03	(3.31)	(3.28)	(0.01)	—	(0.01)	17.12
2015	20.97	(0.04)	(0.52)	(0.56)	—	—	—	20.41
2014	20.81	(0.02)	0.21	0.19	—	(0.03)	(0.03)	20.97

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2018

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

29.35%	$270,452	1.28%	1.28%	0.99%	16%
18.67	244,532	1.26	1.26	1.17	29
(15.27)	290,492	1.24	1.24	1.09	15
(1.66)	439,801	1.20	1.20	0.83	21
1.91	297,393	1.22	1.22	0.67	19

29.00%	$7,875	1.53%	1.53%	0.77%	16%
18.32	7,782	1.51	1.51	1.08	29
(15.50)	14,295	1.49	1.49	1.05	15
(1.93)	44,232	1.45	1.45	0.61	21
1.63	46,364	1.47	1.47	0.49	19

28.02%	$120	2.28%	2.28%	0.01%	16%
17.51	128	2.26	2.26	0.13	29
(15.27)	114	1.24	1.24	1.09	15
(2.67)	197	2.20	2.20	(0.19)	21
0.90	183	2.21	2.21	(0.08)	19

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Losses on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Dynamic Asset Allocation Fund
INSTITUTIONAL CLASS SHARES
2018	$14.65	$0.25	$1.82	$2.07	$(0.18)	$—	$(0.18)	$16.54
2017	12.83	0.06	1.86	1.92	(0.10)	—	(0.10)	14.65
2016*	15.00	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	12.83
INVESTOR CLASS SHARES^
2018	$14.64	$0.14	$1.88	$2.02	$(0.13)	$—	$(0.13)	$16.53
2017	12.81	0.03	1.86	1.89	(0.06)	—	(0.06)	14.64
2016*	15.00	—	(2.18)	(2.18)	(0.01)	—	(0.01)	12.81
CLASS C SHARES
2018	$14.54	$0.03	$1.86	$1.89	$(0.01)	$—	$(0.01)	$16.42
2017	12.77	(0.08)	1.85	1.77	—	—	—	14.54
2016*	15.00	(0.06)	(2.17)	(2.23)	—	—	—	12.77

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2018

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

14.15%	$5,449	1.40%	2.04%	1.60%	140%
14.98	1,764	1.40	2.77	0.44	239
(14.31)	750	1.40	3.00	0.62	379

13.86%	$552	1.65%	2.39%	0.92%	140%
14.74	649	1.65	3.11	0.22	239
(14.54)	604	1.65	2.99	(0.04)	379

13.04%	$346	2.40%	3.13%	0.20%	140%
13.86	333	2.40	3.88	(0.60)	239
(14.87)	364	2.40	3.77	(0.63)	379

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
International Small Cap Fund
INSTITUTIONAL CLASS SHARES
2018	$14.16	$0.14	$4.56	$4.70	$(0.32)	$—	$(0.32)	$18.54
2017	13.47	0.16	0.74	0.90	(0.21)	—	(0.21)	14.16
2016*	15.00	(0.03)	(1.49)	(1.52)	(0.01)	—	(0.01)	13.47
INVESTOR CLASS SHARES^
2018	$14.16	$0.12	$4.53	$4.65	$(0.28)	$—	$(0.28)	$18.53
2017	13.46	0.15	0.72	0.87	(0.17)	—	(0.17)	14.16
2016*	15.00	(0.05)	(1.49)	(1.54)	—	—	—	13.46
CLASS C SHARES
2018	$14.08	$0.10	$4.54	$4.64	$(0.23)	$—	$(0.23)	$18.49
2017	13.39	0.03	0.74	0.77	(0.08)	—	(0.08)	14.08
2016*	15.00	(0.13)	(1.48)	(1.61)	—	—	—	13.39

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.
(1)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 2.55%.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2018

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

33.27%	$17,866	1.55%		1.71%	0.85%	64%
6.77	8,259	1.55		1.87	1.19	88
(10.12)	7,102	1.55		2.27	(0.30)	29

32.87%	$529	1.80%		1.96%	0.73%	64%
6.50	423	1.80		2.10	1.09	88
(10.27)	582	1.80		2.55	(0.55)	29

32.97%	$—	1.81	%(1)	1.81%	0.62%	64%
5.74	—	2.55		2.84	0.25	88
(10.73)	3	2.55		12.35	(1.37)	29

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Louisiana Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2018	$16.79	$0.47	$—	$0.47	$(0.49)	$—	$(0.49)	$16.77
2017	17.29	0.49	(0.49)	0.00	(0.50)	—	(0.50)	16.79
2016	17.37	0.51	(0.08)	0.43	(0.51)	—	(0.51)	17.29
2015	15.66	0.51	1.72	2.23	(0.52)	—	(0.52)	17.37
2014	17.35	0.54	(1.66)	(1.12)	(0.55)	(0.02)	(0.57)	15.66
INVESTOR CLASS SHARES^
2018	$16.78	$0.42	$0.01	$0.43	$(0.44)	$—	$(0.44)	$16.77
2017	17.28	0.44	(0.49)	(0.05)	(0.45)	—	(0.45)	16.78
2016	17.37	0.47	(0.09)	0.38	(0.47)	—	(0.47)	17.28
2015	15.65	0.47	1.73	2.20	(0.48)	—	(0.48)	17.37
2014	17.35	0.50	(1.67)	(1.17)	(0.51)	(0.02)	(0.53)	15.65
CLASS C SHARES
2018	$16.88	$0.31	$0.17	$0.48	$(0.42)	$—	$(0.42)	$16.94
2017	17.29	0.61	(0.53)	0.08	(0.49)	—	(0.49)	16.88
2016	17.36	0.35	0.05	0.40	(0.47)	—	(0.47)	17.29
2015	15.65	0.35	1.81	2.16	(0.45)	—	(0.45)	17.36
2014‡	16.94	0.41	(1.31)	(0.90)	(0.37)	(0.02)	(0.39)	15.65

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
‡	Commenced operations May 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.
(1)	Total return is for the period indicated and has not been annualized.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average Net Assets would have been 1.75%.
(3)	Portfolio turnover is for the Fund for the full year.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2018

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

2.80%		$3,781	0.75%		1.53%	2.74%	27%
(0.06)		3,939	0.75		1.38	2.84	5
2.56		4,902	0.75		1.32	2.99	16
14.43		5,137	0.75		1.34	3.09	19
(6.44)		4,841	0.75		1.21	3.38	3

2.60%		$2,879	1.00%		1.78%	2.49%	27%
(0.31)		3,290	1.00		1.63	2.58	5
2.25		4,740	1.00		1.57	2.74	16
14.21		5,341	1.00		1.59	2.85	19
(6.73)		8,069	1.00		1.44	3.10	3

2.85%		$17	1.71	%(2)	2.52%	1.82%	27%
0.45		—	0.04	(2)	0.06	3.55	5
2.39		—	1.55	(2)	2.12	2.03	16
13.98		29	1.75		2.36	2.07	19
(5.22	)(1)	—	—	(2)	—	4.00	3 (3)

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Microcap Fund
INSTITUTIONAL CLASS SHARES
2018	$17.26	$(0.01)	$2.39	$2.38	$—	$(0.36)	$(0.36)	$19.28
2017	13.72	0.04	3.54	3.58	(0.04)	—	(0.04)	17.26
2016*	15.00	(0.04)	(1.24)	(1.28)	—	—	—	13.72
INVESTOR CLASS SHARES^
2018	$17.23	$(0.05)	$2.37	$2.32	$—	$(0.36)	$(0.36)	$19.19
2017	13.70	—	3.53	3.53	—	—	—	17.23
2016*	15.00	(0.06)	(1.24)	(1.30)	—	—	—	13.70
CLASS C SHARES
2018	$17.01	$(0.18)	$2.33	$2.15	$—	$(0.36)	$(0.36)	$18.80
2017	13.63	(0.11)	3.49	3.38	—	—	—	17.01
2016*	15.00	(0.13)	(1.24)	(1.37)	—	—	—	13.63

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2018

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

13.77%	$14,167	1.50%	1.59%	(0.05)%	116%
26.11	7,476	1.50	1.85	0.28	153
(8.53)	4,491	1.50	2.48	(0.39)	153

13.44%	$729	1.75%	1.84%	(0.26)%	116%
25.77	780	1.75	2.11	(0.02)	153
(8.67)	969	1.75	2.70	(0.62)	153

12.61%	$51	2.50%	2.59%	(1.02)%	116%
24.80	46	2.50	2.85	(0.75)	153
(9.13)	50	2.50	3.90	(1.32)	153

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Mississippi Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2018	$16.21	$0.46	$(0.03)	$0.43	$(0.46)	$—	$(0.46)	$16.18
2017	16.86	0.46	(0.63)	(0.17)	(0.48)	—	(0.48)	16.21
2016	17.01	0.49	(0.15)	0.34	(0.49)	—	(0.49)	16.86
2015	15.51	0.50	1.51	2.01	(0.51)	—	(0.51)	17.01
2014	17.21	0.53	(1.61)	(1.08)	(0.54)	(0.08)	(0.62)	15.51
INVESTOR CLASS SHARES^
2018	$16.21	$0.42	$(0.03)	$0.39	$(0.42)	$—	$(0.42)	$16.18
2017	16.87	0.42	(0.65)	(0.23)	(0.43)	—	(0.43)	16.21
2016	17.01	0.45	(0.14)	0.31	(0.45)	—	(0.45)	16.87
2015	15.51	0.46	1.51	1.97	(0.47)	—	(0.47)	17.01
2014	17.21	0.50	(1.62)	(1.12)	(0.50)	(0.08)	(0.58)	15.51
CLASS C SHARES
2018	$16.24	$0.30	$(0.04)	$0.26	$(0.30)	$—	$(0.30)	$16.20
2017	16.89	0.29	(0.63)	(0.34)	(0.31)	—	(0.31)	16.24
2016	17.01	0.32	(0.13)	0.19	(0.31)	—	(0.31)	16.89
2015	15.51	0.62	1.39	2.01	(0.51)	—	(0.51)	17.01
2014‡	16.86	0.41	(1.32)	(0.91)	(0.36)	(0.08)	(0.44)	15.51

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
‡	Commenced operations on May 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.
(1)	Total return is for the period indicated and has not been annualized.
(2)

Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, the ratio of expenses to average net assets would have been 1.75%.

(3)	Portfolio turnover is for the Fund for the full year.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2018

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

2.68%		$8,829	0.75%	1.17%	2.82%	17%
(1.09)		7,877	0.75	1.11	2.73	1
2.11		7,931	0.75	1.10	2.97	6
13.15		8,580	0.75	1.04	3.07	3
(6.28)		7,943	0.75	0.97	3.34	5

2.42%		$5,744	1.00%	1.42%	2.57%	17%
(1.40)		6,563	1.00	1.36	2.48	1
1.91		8,409	1.00	1.35	2.72	6
12.86		10,493	1.00	1.29	2.82	3
(6.51)		18,381	1.00	1.20	3.07	5

1.61%		$32	1.75%	2.17%	1.82%	17%
(2.09)		31	1.75	2.11	1.74	1
1.14		32	1.75	2.07	1.98	6
13.15		—	— (2)	—	3.79	3
(5.34	)(1)	—	— (2)	—	3.97	5 (3)

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Quantitative Long/Short Fund
INSTITUTIONAL CLASS SHARES
2018	$18.23	$0.03	$1.97	$2.00	$—	$(0.26)	$(0.26)	$19.97
2017	17.15	0.03	1.05	1.08	—	—	—	18.23
2016	17.87	(0.09)	(0.18)	(0.27)	—	(0.45)	(0.45)	17.15
2015	17.06	(0.01)	1.83	1.82	—	(1.01)	(1.01)	17.87
2014	17.59	(0.05)	2.84	2.79	(0.03)	(3.29)	(3.32)	17.06
INVESTOR CLASS SHARES^
2018	$17.82	$0.03 (3)	$1.95	$1.98	$—	$(0.26)	$(0.26)	$19.54
2017	16.81	(0.01)	1.02	1.01	—	—	—	17.82
2016	17.57	(0.13)	(0.18)	(0.31)	—	(0.45)	(0.45)	16.81
2015	16.83	(0.04)	1.79	1.75	—	(1.01)	(1.01)	17.57
2014	17.41	(0.10)	2.81	2.71	—	(3.29)	(3.29)	16.83
CLASS C SHARES
2018	$16.53	$(0.14)	$1.78	$1.64	$—	$(0.26)	$(0.26)	$17.91
2017	15.71	(0.13)	0.95	0.82	—	—	—	16.53
2016	16.58	(0.25)	(0.17)	(0.42)	—	(0.45)	(0.45)	15.71
2015	16.04	(0.17)	1.72	1.55	—	(1.01)	(1.01)	16.58
2014	16.85	(0.24)	2.72	2.48	—	(3.29)	(3.29)	16.04

(1)

Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2017, 2016, 2015 and 2014 was 0.92%, 1.15%, 0.84% and 0.96%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments. Effective June 1, 2017, the performance fee adjustment was discontinued. The effective advisory fee rate from February 1, 2017 through June 1, 2017 was 0.77%.

(2)

Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:

	Institutional Class Shares	Investor Class Shares	Class C Shares
2018	1.04%	1.24%	2.04%
2017	1.13%	1.40%	2.14%
2016	1.35%	1.63%	2.40%
2015	1.07%	1.31%	2.08%
2014	1.21%	1.48%	2.23%
(3)	For the year ended January 31, 2018, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$0.05	0.18%	0.26%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2018

Total Return††		Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

11.04%		$141,821	1.14%	1.14%	0.18%		104%
6.30		100,557	1.26	1.26	0.18		126
(1.59)		78,415	1.64	1.64	(0.47)		159
10.59		64,494	1.47	1.47	(0.03)		151
15.97		52,055	1.61	1.61	(0.24)		223

11.18	%(3)	$19,994	1.34%	1.34%	0.15	%(3)	104%
6.01		59,079	1.53	1.53	(0.06)		126
(1.85)		75,436	1.92	1.92	(0.74)		159
10.32		42,614	1.70	1.70	(0.25)		151
15.70		18,640	1.88	1.88	(0.54)		223

9.99%		$3,439	2.14%	2.14%	(0.82)%		104%
5.22		3,820	2.27	2.27	(0.82)		126
(2.63)		3,817	2.69	2.69	(1.50)		159
9.58		1,458	2.47	2.47	(1.04)		151
14.82		631	2.63	2.63	(1.32)		223

Financial Highlights (concluded)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
U.S. Small Cap Fund
INSTITUTIONAL CLASS SHARES
2018	$18.25	$0.02	$1.31	$1.33	$(0.01)	$—	$(0.01)	$19.57
2017	14.41	0.07	3.88	3.95	(0.11)	—	(0.11)	18.25
2016	14.50	0.03	(0.09)	(0.06)	(0.03)	—	(0.03)	14.41
2015	14.32	0.04	0.15	0.19	(0.01)	—	(0.01)	14.50
2014*	15.00	(0.01)	(0.67)	(0.68)	—	—	—	14.32
INVESTOR CLASS SHARES^
2018	$18.20	$(0.02)	$1.30	$1.28	$—	$—	$—	$19.48
2017	14.37	0.02	3.88	3.90	(0.07)	—	(0.07)	18.20
2016	14.47	(0.01)	(0.09)	(0.10)	—	—	—	14.37
2015	14.32	(0.02)	0.17	0.15	—	—	—	14.47
2014*	15.00	(0.01)	(0.67)	(0.68)	—	—	—	14.32
CLASS C SHARES
2018	$17.89	$(0.15)	$1.25	$1.10	$—	$—	$—	$18.99
2017	14.17	(0.09)	3.81	3.72	—	—	—	17.89
2016	14.38	(0.11)	(0.10)	(0.21)	—	—	—	14.17
2015	14.32	(0.12)	0.18	0.06	—	—	—	14.38
2014*	15.00	—	(0.68)	(0.68)	—	—	—	14.32

*	Commenced operations December 31, 2013. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.
(1)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, ratios would have been 2.10%.
n/m	— Not meaningful. Ratio is not meaningful due to low level of net assets.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2018

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

7.28%	$31,856	1.10%	1.18%	0.12%	78%
27.41	13,343	1.10	1.33	0.42	82
(0.45)	9,454	1.10	1.44	0.15	61
1.32	6,704	1.10	2.18	0.27	71
(4.53)	78	1.10	n/m	(0.61)	4

7.03%	$1,507	1.35%	1.43%	(0.10)%	78%
27.10	1,082	1.35	1.58	0.13	82
(0.69)	1,232	1.35	1.71	(0.10)	61
1.05	1,489	1.35	4.63	(0.14)	71
(4.53)	586	1.31	n/m	(0.71)	4

6.15%	$156	2.10%	2.18%	(0.85)%	78%
26.25	185	2.10	2.33	(0.56)	82
(1.46)	130	2.07 (1)	2.46	(0.76)	61
0.42	138	2.10	4.78	(0.85)	71
(4.53)	—	0.12 (1)	n/m	0.36	4

Notes to Financial Statements

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with 29 funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Burkenroad Small Cap Fund (the “Burkenroad Small Cap Fund”), the Hancock Horizon Diversified Income Fund (the “Diversified Income Fund”), the Hancock Horizon Diversified International Fund (the “Diversified International Fund”), the Hancock Horizon Dynamic Asset Allocation Fund (the “Dynamic Asset Allocation Fund”), the Hancock Horizon International Small Cap Fund (the “International Small Cap Fund”), the Hancock Horizon Louisiana Tax-Free Income Fund (the “Louisiana Tax-Free Income Fund”), the Hancock Horizon Microcap Fund (the “Microcap Fund”), the Hancock Horizon Mississippi Tax-Free Income Fund (the “Mississippi Tax-Free Income Fund”), the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”) and the Hancock Horizon U.S. Small Cap Fund (the “U.S. Small Cap Fund”) (each a “Fund” and collectively the “Funds”). Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund are non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

Effective May 31, 2016, Class A Shares were redesignated as Investor Class Shares. The share class name had no impact on the Funds’ operations or investment policy. The Burkenroad Small Cap Fund Institutional Class Shares commenced operations on May 31, 2016.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day

January 31, 2018

thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: a security’s trading has been halted or suspended; a security has been de-listed from a national exchange; a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or a security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Fair valued securities, if applicable, are identified in the Schedules of Investments.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a sub-adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund and International Small Cap Fund use MarkIt Fair Value. (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

Notes to Financial Statements (continued)

If a local market in which the Diversified International Fund or International Small Cap Fund owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above. As of January 31, 2018, for the Diversified International Fund and the International Small Cap Fund, no securities were valued in accordance with the procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes – It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended January 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended January 31, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

The Diversified International Fund and the International Small Cap Fund may be subject to taxes imposed by countries

January 31, 2018

in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Investments in REITs – Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by an NRSRO, as determined by the Adviser. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

Short Sales – The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or prime broker interest expense. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

Notes to Financial Statements (continued)

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

The Fund had prime brokerage borrowings throughout the year ended January 31, 2018 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate paid	Interest Paid
$10,262,907	$5,580,173	1.81%	$100,858

Expenses – Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes of Shares – Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid monthly for the Diversified Income Fund, the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, and declared and paid annually for the Burkenroad Small Cap Fund, the Diversified International Fund, the Dynamic Asset Allocation Fund, the International Small Cap Fund, the Microcap Fund, the Quantitative Long/Short Fund and the U.S. Small Cap Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

3.	Agreements and other Transactions with Affiliates:

Advisory Agreement

Horizon Advisers (the “Adviser”) is an unincorporated division of Whitney Bank and serves as the investment adviser to the Funds. Whitney Bank, which uses the trade name Hancock Bank, is part of Hancock Holding Company’s family of companies. Hancock Holding Company and its family of companies, including Whitney Bank, are collectively known as “Hancock”. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund as follows:

Assets	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	Inter national Small Cap Fund
$0 - $100 million	n/a	n/a	1.00%	n/a	n/a
Over $100 million	n/a	n/a	0.90%	n/a	n/a
$0 - $500 million	0.95%	0.70%	n/a	0.70%	1.10%
$501 million - $1 billion	0.90%	0.65%	n/a	0.65%	1.05%
Over $1 billion	0.85%	0.60%	n/a	0.60%	1.00%

Assets	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quanti tative Long/ Short Fund(1)	U.S. Small Cap Fund
$0 - $500 million	0.60%	1.00%	0.60%	0.80%	0.80%
$501 million - $1 billion	0.55%	0.95%	0.55%	0.75%	0.75%
Over $1 billion	0.50%	0.90%	0.50%	0.70%	0.70%

“n/a” designates asset tier not applicable.

(1)

Prior to June 1, 2017, the advisory fee paid to the Adviser for providing services to the Quantitative Long/Short Fund consisted of a basic annual fee rate of 1.20% of the Fund’s average daily net assets for the first $500 million in assets, 1.15% of the Fund’s average daily net assets for the next $500 million in assets, and 1.10% of the Fund’s average daily net assets for assets over $1 billion (the “Basic Fee”), and a potential performance adjustment (“Performance Adjustment”) of 0.40% of the Fund’s average daily net assets during the 12-month period ending on each monthly Performance Adjustment calculation date (a “Performance Period”). The Performance Adjustment was subtracted from the Basic Fee if the Fund’s Institutional Class Shares underperformed the S&P Composite 1500 Index by 200 basis points or more during a Performance Period, and was added to the Basic Fee if the Fund’s Institutional Class Shares outperformed the S&P Composite 1500 Index by 200 basis points or more during a Performance Period. Because the Performance Adjustment was based on the performance of the Fund relative to the performance of the S&P Composite 1500 Index, the Adviser could receive a positive Performance Adjustment even during Performance Periods when the Fund’s performance was negative.

During the period February 1, 2017 through June 1, 2017, the Quantitative Long/Short Fund’s advisory fees, before waivers, were adjusted in accordance with the policy described above, as follows:

Base Advisory Fee	Performance Adjustment	Net Advisory Fees Before Waivers	Effective Rate
$619,960	$(225,016)	$394,944	0.77%

The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees

January 31, 2018

and Expenses, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Burkenroad Small Cap Fund*	Diversified Income Fund*	Diversified Inter national Fund*	Dynamic Asset Allocation Fund*	Inter national Small Cap Fund*
Institutional lass Shares	1.15%	0.90%	1.50%	1.40%	1.55%
Investor Class Shares	1.40%	1.15%	1.75%	1.65%	1.80%
Class C Shares	n/a	1.90%	2.50%	2.40%	2.55%
Class D Shares	1.65%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund*	Microcap Fund*	Mississippi Tax-Free Income Fund*	Quanti tative Long/ Short Fund*		U.S. Small Cap Fund*
Institutional Class Shares	0.75%	1.50%	0.75%	1.70%	(1)	1.10%
Investor Class Shares	1.00%	1.75%	1.00%	1.95%	(1)	1.35%
Class C Shares	1.75%	2.50%	1.75%	2.70%	(1)	2.10%

“n/a” designates that the Fund does not offer this class.

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2018.
(1)

Prior to June 1, 2017, the Adviser had contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep the Net Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund’s average daily net assets of the Institutional Class, Investor Class and Class C Shares, respectively, until May 2018 (the “Expense Limits”). Since the Expense Limits were applied before giving effect to performance incentive adjustments, the percentages shown as Net Expenses for each class of shares may be up to 0.40% higher or lower than the Expense Limit for that class because Net Expenses reflect performance incentive adjustments, if any.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation. During the year ended January 31, 2018, the Adviser did not recapture previously waived/reimbursed fees for the Funds.

As of January 31, 2018, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until January 31:	Burkenroad Small Cap Fund	Diversified Income Fund	Dynamic Asset Allocation Fund(1)	International Small Cap Fund(1)
2016	2019	$—	$61,809	$29,071	$31,933
2017	2020	—	78,178	31,938	26,919
2018	2021	129,813	97,526	25,490	21,258

	Total	$129,813	$237,513	$86,499	$80,110

Fiscal Year	Subject to Repayment until January 31:	Louisiana Tax-Free Income Fund	Microcap Fund(1)
2016	2019	$57,806	$29,777
2017	2020	54,749	23,731
2018	2021	56,426	11,002

	Total	$168,981	$64,510

Fiscal Year	Subject to Repayment until January 31:	Mississippi Tax-Free Income Fund	U.S. Small Cap Fund
2016	2019	$59,268	$36,045
2017	2020	58,697	30,209
2018	2021	62,871	22,744

	Total	$180,836	$88,998

(1)	Commenced operations on May 29, 2015.

The Adviser oversees EARNEST Partners, LLC (“EARNEST” or the “Sub-Adviser”), the sub-adviser to the Diversified International Fund, and GlobeFlex Capital, L.P. (“GlobeFlex” or the “Sub-Adviser” and, together with EARNEST, the “Sub-Advisers”), the sub-adviser to the International Small Cap Fund, to ensure compliance with the investment policies and guidelines of each Fund, and monitors each Sub-Adviser’s adherence to its investment style. The Adviser pays EARNEST out of the advisory fee it receives from the Diversified International Fund and pays GlobeFlex out of the advisory fee it receives from the International Small Cap Fund. The Board supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

Notes to Financial Statements (continued)

Administration Agreement

SEI Investments Global Funds Services (“the Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended January 31, 2018, the Funds were charged as follows for these services:

Fund Name	Administration Fee Charged
Burkenroad Small Cap Fund	$567,353
Diversified Income Fund	43,165
Diversified International Fund	206,374
Dynamic Asset Allocation Fund	2,940
International Small Cap Fund	10,019
Louisiana Tax-Free Income Fund	5,563
Microcap Fund	9,130
Mississippi Tax-Free Income Fund	11,495
Quantitative Long/Short Fund	118,467
U.S. Small Cap Fund	22,351

Transfer Agent and Custodian Agreement

Hancock serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock is paid an annual fee of $12,000 for each class of each Fund and 0.0175% of the average daily net assets of the Funds.

Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds’ assets of 0.03% of each Fund’s average daily net assets, subject to a minimum of $250 per month per Fund.

U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund’s average daily net assets.

Distribution Agreement

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified Interna tional Fund	Dynamic Asset Allocation Fund	Inter national Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	—		—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%	0.75%
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	—	—	—	—	—
Class C Shares	0.75%	0.75%	0.75%	0.75%	0.75%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2018, Hancock Investment Securities, Inc. received distribution fees in the amount of $5,118, $1, $1, $1, $1, $1, $1, and $1 for the Burkenroad Small Cap Fund, Dynamic Asset Allocation Fund, International Small Cap Fund, Louisiana Tax-Free Income Fund, Microcap Fund, Mississippi Tax-Free Income Fund, Quantitative Long/Short Fund and U.S. Small Cap Fund, respectively.

The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

January 31, 2018

The following table summarizes the agreement:

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified Inter national Fund	Dynamic Asset Allocation Fund	Interna tional Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25%	0.25%	0.25%	0.25%
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	0.25%	0.25%	0.25%	0.25%	0.25%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2018, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $5,120, $29, $48, $1, $1, $30, and $15 for the Burkenroad Small Cap Fund, Diversified Income Fund, Diversified International Fund, International Small Cap Fund, Microcap Fund, Quantitative Long/Short Fund and U.S. Small Cap Fund, respectively.

Other

Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

During the year ended January 31, 2018, the Burkenroad Small Cap Fund Investor Class and the Quantitative Long/Short Fund Investor Class were reimbursed for payments of prior years’ shareholder servicing fees in the amounts of $230 (000) and $75 (000), respectively, of which $59 (000) and $19 (000) was reimbursed by the Adviser. These amounts are included in Other income on the Statement of Operations.

Notes to Financial Statements (continued)

4.	Share Transactions:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

For the year ended January 31, 2018 and the year ended January 31, 2017.

	Burkenroad Small Cap Fund		Diversified Income Fund		Diversified International Fund		Dynamic Asset Allocation Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Institutional Class Shares:
Shares issued	1,791	2,466	558	843	787	1,128	216	64
Shares reinvested	179	—	39	39	64	97	1	—
Shares redeemed	(968)	(182)	(685)	(481)	(2,473)	(5,896)	(7)	(2)

Total Institutional Class Shares Transactions	1,002	2,284	(88)	401	(1,622)	(4,671)	210	62

Investor Class Shares:
Shares issued	1,545	2,443	36	65	34	63	5	24
Shares reinvested	490	—	14	19	2	3	—	—
Shares redeemed	(4,573)	(5,786)	(131)	(279)	(115)	(502)	(16)	(27)

Total Investor Class Shares Transactions	(2,538)	(3,343)	(81)	(195)	(79)	(436)	(11)	(3)

Class C Shares:
Shares issued	n/a	n/a	2	1	—	1	—	—
Shares reinvested	n/a	n/a	1	2	—	—	—	—
Shares redeemed	n/a	n/a	(25)	(37)	(2)	(1)	(2)	(6)

Total Class C Shares Transactions	n/a	n/a	(22)	(34)	(2)	—	(2)	(6)

Class D Shares:
Shares issued	44	193	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	35	—	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(354)	(557)	n/a	n/a	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	(275)	(364)	n/a	n/a	n/a	n/a	n/a	n/a

Net Change in Capital Shares	(1,811)	(1,423)	(191)	172	(1,703)	(5,107)	197	53

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

January 31, 2018

	International Small Cap Fund		Louisiana Tax-Free Income Fund		Microcap Fund
	2018	2017	2018	2017	2018	2017
Institutional Class Shares:
Shares issued	401	125	34	45	338	127
Shares reinvested	3	1	1	1	12	—
Shares redeemed	(23)	(70)	(44)	(95)	(49)	(21)

Total Institutional Class Shares Transactions	381	56	(9)	(49)	301	106

Investor Class Shares
Shares issued	7	12	11	41	4	9
Shares reinvested	—	—	4	5	1	—
Shares redeemed	(8)	(26)	(40)	(124)	(12)	(34)

Total Investor Class Shares Transactions	(1)	(14)	(25)	(78)	(7)	(25)

Class C Shares:
Shares issued	—	—	1	—	—	—
Shares reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	(1)

Total Class C Shares Transactions	—	—	1	—	—	(1)

Net Change in Capital Shares	380	42	(33)	(127)	294	80

	Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund		U.S. Small Cap Fund
	2018	2017	2018	2017	2018	2017
Institutional Class Shares:
Shares issued	78	27	2,169	1,646	1,152	219
Shares reinvested	1	—	82	—	—	2
Shares redeemed	(19)	(11)	(666)	(702)	(256)	(146)

Total Institutional Class Shares Transactions	60	16	1,585	944	896	75

Investor Class Shares:
Shares issued	34	89	730	1,869	47	15
Shares reinvested	8	10	22	—	—	—
Shares redeemed	(92)	(192)	(3,043)	(3,042)	(29)	(42)

Total Investor Class Shares Transactions	(50)	(93)	(2,291)	(1,173)	18	(27)

Class C Shares:
Shares issued	1	—	45	62	—	1
Shares reinvested	—	—	3	—	—	—
Shares redeemed	(1)	—	(87)	(74)	(2)	—

Total Class C Shares Transactions	—	—	(39)	(12)	(2)	1

Net Change in Capital Shares	10	(77)	(745)	(241)	912	49

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

Notes to Financial Statements (continued)

5.	Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2018 were as follows:

	Burkenroad Small Cap Fund (000)	Diversified Income Fund (000)	Diversified International Fund (000)	Dynamic Asset Allocation Fund (000)	International Small Cap Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—	$—
Other	364,571	31,280	42,054	8,326	12,416
Proceeds from Sales and Maturities
U.S. Government Securities	$—	$—	$—	$—	$—
Other	544,532	33,838	86,081	5,212	7,258

	Louisiana Tax-Free Income Fund (000)	Microcap Fund (000)	Mississippi Tax-Free Income Fund (000)	Quantitative Long/Short Fund (000)	U.S. Small Cap Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—	$—
Other	1,836	18,664	2,559	108,573	39,289
Proceeds from Sales and Maturities
U.S. Government Securities	$—	$—	$—	$—	$—
Other	1,839	13,580	2,434	120,104	22,251

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(accumulated loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2017, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments, which are representative as of January 31, 2018 with tax basis adjustments as of April 30, 2017.

January 31, 2018

Permanent book and tax differences resulted in the following reclassifications. These differences are due to dividends on short sales, foreign currency transactions, partnership, net operating loss and return of capital distributions as of April 30, 2017 and January 31, 2018. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Undistributed Net Investment Income/ (Accumulated Loss)	Accumulated Net Realized Gain/(Loss)	Additional Paid-In Capital
Diversified Income Fund	$(19)	$19	$—
Diversified International Fund	(29)	29	—
International Small Cap Fund	38	(38)	—
Microcap Fund	(22)	32	(10)
Quantitative Long/Short Fund	26	(26)	—
U.S. Small Cap Fund	(18)	18	—

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended January 31, 2018 and January 31, 2017 was as follows (000):

	Ordinary Income		Long-Term Capital Gain		Tax-Exempt		Return of Capital		Totals
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
Burkenroad Small Cap Fund	$—	$—	$53,132	$—	$—	$—	$—	$—	$53,132	$—
Diversified Income Fund	2,098	1,982	—	—	—	—	554	661	2,652	2,643
Diversified International Fund	2,649	3,005	—	—	—	—	—	—	2,649	3,005
Dynamic Asset Allocation Fund	56	14	—	—	—	—	—	—	56	14
International Small Cap Fund	298	129	—	—	—	—	—	—	298	129
Louisiana Tax-Free Income Fund	4	—	—	—	196	237	—	—	200	237
Microcap Fund	—	19	258	—	—	—	—	—	258	19
Mississippi Tax-Free Income Fund	8	2	—	—	401	436	—	—	409	438
Quantitative Long/Short Fund	—	—	2,175	—	—	—	—	—	2,175	—
U.S. Small Cap Fund	15	85	—	—	—	—	—	—	15	85

Amounts are as of fiscal year end, tax character will be determined upon the Funds’ tax year end April 30th.

Amounts designated as “—” are either $0 or have been rounded to $0.

Notes to Financial Statements (continued)

As of April 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Undistributed ordinary income	$—	$—	$1,029	$—	$81
Undistributed tax-exempt income	—	—	—	—	—
Undistributed long-term capital gain	27,339	—	—	—	—
Unrealized appreciation (depreciation)	232,057	2,290	53,981	132	1,040
Capital Loss Carryforward	—	(9,078)	(21,014)	(259)	(840)
Late-Year Loss Deferral	(1,081)	—	—	(7)	—
Other temporary differences	—	(9)	—	—	—

Total distributable earnings (accumulated losses)	$258,315	$(6,797)	$33,996	$(134)	$281

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund
Undistributed ordinary income	$—	$—	$—	$—	$—
Undistributed tax-exempt income	2	—	3	—	—
Undistributed long-term capital gain	—	258	—	2,174	—
Unrealized appreciation (depreciation)	285	1,170	641	14,921	2,162
Capital Loss Carryforward	(344)	—	(825)	—	(337)
Late-Year Loss Deferral	—	(11)	—	(105)	(29)
Other temporary differences	—	—	—	—	—

Total distributable earnings (accumulated losses)	$(57)	$1,417	$(181)	$16,990	$1,796

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2017 through April 30, 2017 and specified losses realized on investment transactions from November 1, 2016 through April 30, 2017, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

During the year ended April 30, 2017, the Burkenroad Small Cap Fund, Diversified Income Fund, Diversified International Fund, Dynamic Asset Allocation Fund, Louisiana Tax-Free Income Fund, Microcap Fund, Mississippi Tax-Free Income Fund and U.S Small Cap Fund utilized capital loss carryforwards to offset realized capital gains in the amount (000) of $21,784, $133, $11,976, $46, $107, $430, $41 and $495, respectively.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under

January 31, 2018

previous law. As of April 30, 2017, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period (000):

	Short-Term	Long-Term	Total Capital Loss Carryforwards
Diversified Income Fund	$6,407	$2,671	$9,078
Diversified International Fund	1,768	19,246	21,014
Dynamic Asset Allocation Fund	259	—	259
International Small Cap Fund	738	102	840
Louisiana Tax-Free Income Fund	170	174	344
Mississippi Tax-Free Income Fund	131	695	826
U.S. Small Cap Fund	337	—	337

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2018 were as follows:

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Burkenroad Small Cap Fund	$458,402	$246,362	$(6,749)	$239,613
Diversified Income Fund	50,388	2,472	(661)	1,811
Diversified International Fund	187,419	97,966	(7,625)	90,341
Dynamic Asset Allocation Fund	6,390	575	(35)	540
International Small Cap Fund	14,884	3,732	(211)	3,521
Louisiana Tax-Free Income Fund	6,716	188	(39)	149
Microcap Fund	12,672	2,512	(214)	2,298
Mississippi Tax-Free Income Fund	14,185	419	(107)	312
Quantitative Long/Short Fund	144,877	25,551	(345)	25,206
U.S. Small Cap Fund	28,138	5,980	(552)	5,428

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on securities sold short held by the Quantitative Long/Short Fund at January 31, 2018 was as follows:

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Quantitative Long/Short Fund	$(7,403)	$329	$(148)	$181

Notes to Financial Statements (continued)

7.	Other:

On January 31, 2018, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of Shareholders	% of Outstanding Shares
Burkenroad Small Cap Fund, Institutional Class	3	56
Burkenroad Small Cap Fund, Investor Class	1	26
Burkenroad Small Cap Fund, Class D	1	24
Diversified Income Fund, Institutional Class	1	87
Diversified Income Fund, Investor Class	2	31
Diversified Income Fund, Class C	2	69
Diversified International Fund, Institutional Class	3	88
Diversified International Fund, Investor Class	1	19
Diversified International Fund, Class C	2	83
Dynamic Asset Allocation Fund, Institutional Class	1	95
Dynamic Asset Allocation Fund, Investor Class	1	81
Dynamic Asset Allocation Fund, Class C	1	92
International Small Cap Fund, Institutional Class	1	98
International Small Cap Fund, Investor Class	1	18
International Small Cap Fund, Class C	2	100
Louisiana Tax-Free Income Fund, Institutional Class	1	100
Louisiana Tax-Free Income Fund, Investor Class	1	46
Louisiana Tax-Free Income Fund, Class C	1	99
Microcap Fund, Institutional Class	1	97
Microcap Fund, Investor Class	1	42
Microcap Fund, Class C	2	100
Mississippi Tax-Free Income Fund, Institutional Class	1	98
Mississippi Tax-Free Income Fund, Class C	1	99
Quantitative Long/Short Fund, Institutional Class	4	81
Quantitative Long/Short Fund, Investor Class	2	44
Quantitative Long/Short Fund, Class C	1	44
U.S. Small Cap Fund, Institutional Class	1	81
U.S. Small Cap Fund, Investor Class	1	69
U.S. Small Cap Fund, Class C	2	96

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.

9.	Concentration of Risks:

When the Diversified International Fund and International Small Cap Fund invest in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for each Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At January 31, 2018, the net assets of the Diversified International Fund and International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds’ concentration of investments in securities of issuers located in Louisiana and Mississippi, respectively, subject the Funds to economic conditions and government policies within those states. As a result, the Funds will be more susceptible to factors that adversely affect issuers of Louisiana or Mississippi obligations than a mutual fund that does not have as great a concentration in Louisiana or Mississippi. As with Louisiana and Mississippi municipal securities, events in any of the U.S. territories where the Funds are invested may affect the Funds’ investments and their performance.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may invest more than 25% of its assets in

January 31, 2018

municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Equity Risk – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in master limited partnerships (“MLPs”), shares of real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), as well as shares of exchange-traded funds (“ETFs”) that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, 46 is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of a Fund. Accordingly, a Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Micro-, Small- and Medium-Capitalization Company Risk – Investing in equity securities of micro-, small- and medium-capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Fixed Income Risk – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and

Notes to Financial Statements (continued)

during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities into a declining or illiquid market. In addition to these risks, fixed income securities may be subject to the following risk:

Credit Risk – The possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

10.	Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

11.	New Accounting Pronouncement:

In March 2017, the FASB issued an ASU, ASU 2017-8, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. At this time, management is evaluating the implications of these changes on financial statements.

12.	Subsequent Events:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of the Hancock Horizon Family of Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon U.S. Small Cap Fund (collectively referred to as the “Funds”) (ten of the funds constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of January 31, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting The Advisors’ Inner Circle Fund II) at January 31, 2018, the results of their operations, changes in their net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Funds II	Statements of operations	Statements of changes in net assets	Financial highlights

Hancock Horizon Burkenroad Small Cap Fund

Hancock Horizon Diversified Income Fund

Hancock Horizon Diversified International Fund

Hancock Horizon Louisiana Tax-Free Income Fund

Hancock Horizon Mississippi Tax-Free Income Fund

Hancock Horizon Quantitative Long/Short Fund

	For the year ended January 31, 2018	For each of the two years in the period ended January 31, 2018	For each of the five years in the period ended January 31, 2018
Hancock Horizon Dynamic Asset Allocation Fund Hancock Horizon International Small Cap Fund Hancock Horizon Microcap Fund	For the year ended January 31, 2018	For each of the two years in the period ended January 31, 2018	For each of the two years in the period ended January 31, 2018 and the period from May 29, 2015 (commencement of operations) through January 31, 2016
Hancock Horizon U.S. Small Cap Fund	For the year ended January 31, 2018	For each of the two years in the period ended January 31, 2018	For each of the four years in the period ended January 31, 2018 and the period from December 31, 2013 (commencement of operations) through January 31, 2014

Report of Independent Registered Public Accounting Firm (concluded)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hancock Horizon investment companies since 2005.

Philadelphia, Pennsylvania

March 30, 2018

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Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 29 funds in The Advisors’ Inner Circle Fund II.

January 31, 2018

of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-990-2434. The following chart lists Trustees and Officers as of January 31, 2018.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Bishop Street Funds, Winton Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, SEI Catholic Values Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007-2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 29 funds in The Advisors’ Inner Circle Fund II.

January 31, 2018

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, SEI Catholic Values Trust and The KP Funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of the SEI Alpha Strategy Portfolio, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to May 2017.

None.
None.
None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (concluded)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 29 funds in The Advisors’ Inner Circle Fund II.

January 31, 2018

Other Directorships Held by Officer

None.
None.
None.
None.
None.

Notice to Shareholders (unaudited)

For shareholders that do not have an April 30, 2017 tax year end, this notice is for informational use only.

For the tax year ended April 30, 2017, each Fund is designating long-term capital gains, tax-exempt interest, ordinary income and return of capital with regard to distributions paid during the year as follows:

Fund	Return of Capital	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Tax-Exempt Interest	Total Distributions	Dividends Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividend (5)

Burkenroad Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Diversified Income Fund	20.42%	0.00%	79.58%	0.00%	100.00%	21.47%	24.02%	0.00%	42.52%	0.00%

Diversified International Fund	0.00%	0.00%	100.00%	0.00%	100.00%	5.90%	100.00%	0.00%	0.00%	0.00%

Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.25%	0.00%	0.00%

International Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%

Louisiana Tax-Free Income Fund	0.00%	0.00%	1.87%	98.13%	100.00%	0.00%	0.00%	19.55%	99.30%	0.00%

Microcap Fund	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Mississippi Tax-Free Income Fund	0.00%	0.00%	1.79%	98.21%	100.00%	0.00%	0.00%	0.00%	99.41%	0.00%

Quantitative Long/Short Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

U.S. Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Notice to Shareholders (unaudited) (concluded)

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Diversified International Fund intends to pass through a foreign tax credit to shareholders. For the tax year ended 2017, the total amount of foreign source income is $7,142,422. The total amount of foreign tax paid is $549,215. Your allocable share of the foreign tax credit is reported on Form 1099 DIV.

The International Small Cap Fund intends to pass through a foreign tax credit to shareholders. For the tax year ended 2017, the total amount of foreign source income is $271,802. The total amount of foreign tax paid is $17,646. Your allocable share of the foreign tax credit is reported on Form 1099 DIV.

HHF-AR-001-1000

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts is George Sullivan, and he is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Hancock Horizon Family of Funds, (2018 and 2017) (the “Funds”).

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$301,105	N/A	N/A	$322,705	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) were as follows:

	2018	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $210,316 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 10, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller & CFO

Date: April 10, 2018